SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

Pre-Effective Amendment No.                                                [ ]

Post-Effective Amendment No.         26        (File No. 2-97636)          [X]
                                 ---------

                                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

Amendment No.        26        (File No. 811-4299)                         [X]
                  ---------


                           IDS LIFE SERIES FUND, INC.
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                 IDS Tower 10, Minneapolis, Minnesota 55440-0010
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                                 (612) 671-3678
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          Mary Ellyn Minenko - IDS Tower 10, Minneapolis, MN 55440-0010
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Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b)
   [X]  on June 29, 2000 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph  (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

IDS Life Series Fund, Inc.

Equity Portfolio

Equity Income Portfolio

Government Securities Portfolio

Income Portfolio

International Equity Portfolio

Managed Portfolio

Money Market Portfolio


prospectus/June 30, 2000


References to "Fund" throughout the remainder of this prospectus refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.

Please note that each Fund:

o    is not a bank deposit

o    is not federally insured


o    is not endorsed by any bank or government agency


o    is not guaranteed to achieve its goals

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

IDS Life Insurance Company (IDS Life) is not a bank or financial institution, and the securities it offers are not deposits or obligations of, or guaranteed or endorsed by, any bank or financial institution, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Managed by IDS Life Insurance Company

Table of Contents

TAKE A CLOSER LOOK AT:

The Funds                                                3p

Equity Portfolio                                         3p

Goal                                                     3p

Investment Strategy                                      3p

Risks                                                    4p

Past Performance                                         5p

Management                                               6p

Equity Income Portfolio                                  7p

Goal                                                     7p

Investment Strategy                                      7p

Risks                                                    8p

Management                                               8p

Past Performance                                         8p

Government Securities Portfolio                          9p

Goal                                                     9p

Investment Strategy                                      9p

Risks                                                    9p

Past Performance                                        10p

Management                                              11p

Income Portfolio                                        12p

Goal                                                    12p

Investment Strategy                                     12p

Risks                                                   13p

Past Performance                                        13p

Management                                              14p

International Equity Portfolio                          15p

Goal                                                    15p

Investment Strategy                                     15p

Risks                                                   16p

Past Performance                                        17p

Management                                              18p

Managed Portfolio                                       19p

Goal                                                    19p

Investment Strategy                                     19p

Risks                                                   20p

Past Performance                                        20p

Management                                              21p

Money Market Portfolio                                  22p

Goal                                                    22p

Investment Strategy                                     22p

Risks                                                   23p

Past Performance                                        23p

Management                                              24p


Fees and Expenses                                       24p

Shareholder Fees                                        24p

Annual Fund Operating Expenses                          24p


Buying and Selling Shares                               25p

Valuing Fund Shares                                     25p

Purchasing Shares                                       25p

Transferring/Selling Shares                             25p

Distributions and Taxes                                 26p


Other Information                                       27p


Financial Highlights                                    28p

The Funds


Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable life insurance policy from IDS Life or IDS Life Insurance Company of New York and allocating your premium payments to the subaccounts that invest in the Fund. The Fund may have similar investment policies, goals and objectives as other funds managed or advised by IDS Life or its affiliates. However, it is not the same as those other funds. It will have its own portfolio holdings and its own fees and expenses. Accordingly, the performance of the Fund will not be the same as any other fund.

Equity Portfolio

GOAL

The goal of the Fund is capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

The Fund primarily invests in U.S. common stocks and securities convertible into common stocks.


In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment advisor,* chooses equity investments by:


o    Identifying companies with:

     --   effective management,

     --   financial strength,

     --   competitive market position, and

     -- growth potential (these companies may be well-seasoned or relatively new and lesser-known as long as the investment advisor believes the stock is attractive for capital growth),

o    Anticipating market trends.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the security is overvalued,

     --   the security has reached AEFC's price objective,

     --   the company has met AEFC's earnings and/or growth expectations,

     -- political, economic, or other events could affect the company's performance,

     --   AEFC  wishes  to  minimize   potential   losses  (i.e.,  in  a  market
          down-turn),

     --   AEFC wishes to lock-in profits, and

     --   AEFC identifies a more attractive opportunity.


Although not a primary investment strategy, the Fund also may invest in foreign securities, derivatives (such as futures, options, and forward contracts), money market securities, and other instruments.

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


For more information on strategies and holdings, see the Statement of Additional Information (SAI) and the annual/semiannual reports.


* Each Fund pays IDS Life a fee for managing its assets. IDSLife and AEFC have an Investment Advisory Agreement that calls for IDSLIfe to pay AEFC a fee for investment advice.

RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Small Company Risk

   Style Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Style Risk

AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly.

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:


o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

Equity Portfolio Performance (based on calendar years)




-4.90% +66.28%  +5.20%  +13.36% +2.76%  +38.39% +19.91% +21.13% +9.06% +80.89%

1990    1991    1992    1993    1994    1995   1996    1997    1998    1999

During the period shown in the bar chart, the highest return for a calendar quarter was +62.34% (quarter ending December 1999) and the lowest return for a calendar quarter was -23.55% (quarter ending September 1998).

The Fund's year to date return as of March 31, 2000 was +17.19%.

  Average Annual Total Returns (as of Dec. 31, 1999)

                                  1 year           5 years            10 years

 Equity Portfolio                +80.89%           +31.72%             +22.62%

 S&P 500 Index                   +21.04%           +28.56%             +18.21%

 S&P MidCap 400 Index            +14.72%           +23.05%             +17.32%


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P500 Index companies are generally larger than those in which the Fund invests.


The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.


The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT

Louis Giglio joined AEFC in January 1994 and serves as portfolio manager. He was appointed to manage this Fund in April 1997. He also serves as portfolio manager for IDS Strategy Aggressive Fund and the World Technologies Portfolio. Prior to joining AEFC, he had eight years of experience as a financial analyst with Bear, Stearns & Co. Inc. covering the microcomputer software and computer services industries.

Equity Income Portfolio

GOAL


The goals of the Fund are a high level of current income and, as a secondary goal, steady growth of capital. Because any investment involves risk, achieving these goals cannot be guaranteed.


INVESTMENT STRATEGY

The Fund's assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 65% of its net assets in dividend-paying common and preferred stocks.

The selection of dividend-paying stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses equity investments by:

o    Identifying companies with:

     --   dividend-paying stocks,

     --   effective management,

     --   financial strength, and

     --   moderate growth potential.

o    Determining specific industry weightings within the following sectors:

     --   Consumer cyclical          -- Energy

     --   Consumer stable            -- Technology

     --   Financial                  -- Industrial

o    Identifying stocks that are selling at low prices in relation to:

     --   current and projected earnings,

     --   current and projected dividends, and

     --   historic price levels.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the security is overvalued,

     --   the security has reached AEFC's price objective,

     --   the company has met AEFC's earnings and/or growth expectations, and

     -- the company or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments such as foreign securities, convertible securities, debt obligations (including bonds and commercial paper of any rating), and money market securities. Additionally, the Fund may utilize derivatives (such as futures, options, and forward contracts) to produce incremental earnings, to hedge existing positions and to increase flexibility.

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or commercial paper. Although the Fund primarily will invest in these securities to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


For more information on strategies, see the Fund's SAI.

RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Sector/Concentration Risk

   Inflation Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

MANAGEMENT


Keith Tufte joined AEFC in 1990. He became portfolio manager of this Fund in May 2000. He also serves as portfolio manager of some of the American Express Funds, including AXP Blue Chip Advantage Fund, Aggressive Growth Portfolio and co-manager of AXP Variable Portfolio- Blue Chip Advantage Fund. He has served as director of research-equities since 1998. Prior to that he was portfolio manager of Equity Income Portfolio.

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund did not begin operations until June 17, 1999.

Government Securities Portfolio


GOAL

The goal of the Fund is a high level of current income and safety of principal. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

Under normal market conditions, the Fund's assets primarily are invested in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o Considering opportunities and risks by reviewing credit characteristics and interest rate outlook.

o    Identifying and buying securities that:

     --   are high quality, or

     -- have similar qualities, in AEFC's opinion, even though they are not rated or have been given a lower rating by a rating agency, and

     --   have short or intermediate-term maturities.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the interest rate or economic outlook changes,

     --   the security is overvalued,

     --   AEFC wishes to lock-in profits,

     --   AEFC identifies a more attractive opportunity, and

     -- the issuer or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in money market securities, investment grade non-governmental debt obligations, and other instruments.


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


For  more  information  on  strategies  and  holdings,   see  the  SAI  and  the
annual/semiannual reports.

RISKS

Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Correlation Risk

   Interest Rate Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall).

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:


o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

 Government Securities Portfolio Performance (based on calendar years)




+6.09% +16.39%  +6.68%  +12.18% -4.89%  +18.02% +1.49% +8.60% +8.39%  -1.97%

1990    1991    1992    1993    1994    1995   1996    1997    1998    1999

During the period shown in the bar chart, the highest return for a calendar quarter was +6.88% (quarter ending September 1991) and the lowest return for a calendar quarter was -4.14% (quarter ending March 1994).

The Fund's year to date return as of March 31, 2000 was +2.29%.

 Average Annual Total Returns (as of Dec. 31, 1999)

                                                 1 year            5 years          10 years

 Government Securities Portfolio                 -1.97%             +6.69%            +6.87%

 Merrill Lynch U.S. Government Index             -2.11%             +7.46%            +7.51%

 Merrill Lynch 1-3 Year Government Index         +3.06%             +6.51%            +6.59%



This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices.

Merrill Lynch U.S. Government Index is an unmanaged list of all treasury and agency securities. The index is used as a general measure of performance. However, the securities used to create the index may not be representative of the debt securities held in the Government Securities Portfolio.


Merrill Lynch 1-3 Year Government Index is an unmanaged list of all treasury and agency securities. The index is used as a general measure of performance. However, the securities used to create the index may not be representative of the debt securities held in the Government Securities Portfolio.


The securities included in the indexes may not be the same as those held by the Fund.


MANAGEMENT

Colin Lundgren joined AEFC in 1986 and serves as portfolio manager. He has managed the Fund since January 1997. He served as associate portfolio manager for IDS Advisory and Wealth Management Service from 1995 to 1997. Prior to that he held various positions of responsibility for the development and operation of enhanced equity index products, fixed income quantitative analysis, and mortgage sector analysis.

Income Portfolio

GOAL

The goal of the Fund is to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

Under normal market conditions, the Fund primarily will invest in debt securities. At least 50% of its net assets are invested in investment grade corporate bonds, certain unrated debt obligations that are believed to be of investment grade quality, and government securities (including asset-backed securities). The Fund will purchase bonds that are issued by U.S. and foreign companies. Foreign investments are limited to 25% of the Fund's total assets.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o Considering opportunities and risks by reviewing credit characteristics and interest rate outlook.

o    Identifying and buying securities that:

     --   are medium and high quality,

     -- have maturities that complement AEFC's expectations for long-term and short-term interest rates, and

     -- are expected to outperform other market sectors on a risk-adjusted basis (i.e., after considering coupon, sinking fund provision, call protection, and quality).

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the interest rate or economic outlook changes,

     --   a sector or industry is experiencing change,

     --   a security's rating is changed or is vulnerable to a change,

     --   the security is overvalued, and

     --   AEFC identifies a more attractive opportunity.


Although not a primary  investment  strategy,  the Fund also may invest in money
market  securities,   derivatives  (such  as  futures,   options,   and  forward
contracts), convertible securities, and other instruments.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


For  more  information  on  strategies  and  holdings,   see  the  SAI  and  the
annual/semiannual reports.

RISKS

Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Interest Rate Risk

   Credit Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall).

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:


o how the Fund's performance varied for each full calendar year shown on the chart below and

o how the Fund's average annual total returns compare to a recognized securities market index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

 Income Portfolio Performance (based on calendar years)




+6.04% +15.43%  +9.62%  +14.92% -4.38%  +21.04% +3.50% +8.04% +5.49%  +0.44%

1990    1991    1992    1993    1994    1995   1996    1997    1998    1999

During the period shown in the bar chart, the highest return for a calendar quarter was +7.24% (quarter ending June 1995) and the lowest return for a calendar quarter was -3.44% (quarter ending March 1994).

The Fund's year to date return as of March 31, 2000 was +0.94%.

 Average Annual Total Returns (as of Dec. 31, 1999)

                                           1 year       5 years         10 years

 Income Portfolio                          +0.44%        +7.48%           +7.78%

 Lehman Brothers Aggregate Bond Index      -0.82%        +7.73%           +7.70%


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices.

Lehman Brothers Aggregate Bond Index is an unmanaged index made up of a representative list of government and corporate bonds as well as asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

MANAGEMENT

Lorraine R. Hart joined AEFC in 1984 and serves as vice president - insurance investments. She has managed the Fund since 1991. She also manages the invested asset portfolios of IDS Life, IDS Life of New York, and American Enterprise Life Insurance Company.

International Equity Portfolio

GOAL

The goal of the Fund is capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY


The Fund's assets primarily are invested in equity securities of foreign issuers. Under normal market conditions, at least 65% of the Fund's total assets are invested in common stocks or convertible securities of companies located in at least three foreign countries. The Fund may invest in developed and in emerging markets.

The selection of geographic regions is the primary decision in building the investment portfolio. The percentage of the Fund's total assets invested in particular countries or regions will charge according to their political stability and economic condition.


In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:


o    Considering opportunities and risks within regions or countries,


o    Identifying sectors or companies with strong growth potential, and

o Selecting stocks of companies that AEFC believes have the following fundamental strengths:

     --   financial strength,

     --   high demand for their products or services, and

     --   effective management.


o    Identifying   securities  with  sufficient   liquidity  in  trading  volume
     (however, AEFC may invest up to 10% of the Fund's net assets in illiquid securities).


AEFC decides how much to invest in various countries and local currencies, and then buys securities that offer the best opportunity for long-term growth.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:


     --   the security is overvalued,


     --   the security has reached AEFC's price objective,

     -- the company or the security continues to meet the standards described above, and

     -- the region or country is undergoing political, economic, or other change.


AEFC closely monitors the Fund's exposure to foreign currency fluctuations. From time to time, AEFC may purchase derivative instruments to hedge against currency fluctuations. Although not a primary investment strategy, the Fund may utilize derivative instruments to produce incremental earnings and to increase flexibility. The Fund also may invest in other instruments such as money market securities, preferred stocks, convertible securities and debt securities (of any rating).

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities. Investments in U.S. issuers generally will constitute less than 20% of the Fund's total assets. If, however, investments in foreign securities appear to be relatively unattractive in AEFC's judgment, as a temporary defensive strategy, the Fund may invest any portion of its assets in securities of U.S. issuers appearing to offer opportunities for superior growth. Although the Fund will invest in these securities primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


For  more  information  on  strategies  and  holdings,   see  the  SAI  and  the
annual/semiannual reports.

RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Correlation Risk

   Foreign/Emerging Markets Risk

   Liquidity Risk

   Style Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever an investor holds securities valued in local currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Style Risk

AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:


o how the Fund's performance varied for each full calendar year shown on the charge below and

o how the Fund's average annual total returns compare to a recognized securities market index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

 International Equity Portfolio Performance (based on calendar years)




                                       +39.33% +23.85% +6.20% +21.52% +37.04%

1990    1991    1992    1993    1994    1995   1996    1997    1998    1999

During the period shown in the bar chart, the highest return for a calendar quarter was +28.11% (quarter ending December 1999) and the lowest return for a calendar quarter was -15.13% (quarter ending September 1998).

The Fund's year to date return as of March 31, 2000 was -2.95%.

 Average Annual Total Returns (as of Dec. 31, 1999)

                                       1 year       5 year       Since inception

 International Equity Portfolio       +37.04%      +25.00%         +23.69%(a)

 MSCI EAFE Index                      +25.27%      +11.14%         +9.79%(b)

(a) Inception date was Oct. 28, 1994.

(b) Measurement period started Nov. 1, 1994.


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices.

The Morgan Stanley Capital International EAFE Index (MSCIEAFE) is an unmanaged index compiled from a composite of securities markets of Europe, Australia and the Far East, and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The securities included in the index may not be the same as those held by the Fund.

MANAGEMENT

Peter Lamaison, co-manager of the Fund, joined AEFC in 1981 and has since served as president, chief executive officer and chief investment officer of American Express Asset Management International Inc. He served as portfolio manager of AXPInternational Fund from its inception in 1984 until 1995. He reassumed this position in September 1997 and has managed or co-managed AXPInternational Fundever since. He currently also serves as co-manager of AXP Global Balanced Fund and AXP Variable Portfolio - International Fund.

Ian King, co-manager of the Fund, joined AEFC in 1995. He also manages the assets of Emerging Markets Portfolio, which is managed by AEFC and its London-based subsidiary, American Express Asset Management International Inc. He currently also is a member of the portfolio management team for Total Return Portfolio and is co-manager of AXP Global Balanced Fund, AXP Variable Portfolio
- International Fund and AXP International Fund. Prior to joining AEFC, he was director of Lehman Brothers Global Asset Management Ltd. from 1992 to 1995.

Managed Portfolio

GOAL

The goal of the Fund is to maximize total investment return through a combination of capital appreciation and current income. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

The Fund's assets primarily are invested in a combination of equity and debt securities. It will invest in a combination of common and preferred stocks, convertible securities, debt securities, and money market instruments. Its investments will be continuously adjusted subject to the following three net asset limits: (1) up to 75% in equity securities, (2) up to 75% in bonds or other debt securities, and (3) up to 100% in money market instruments. Of the assets invested in bonds, at least 50% will be in investment grade corporate bonds (or in other bonds that the investment manager believes have the same investment qualities) and in government bonds. Foreign investments will not exceed 25% of the Fund's total assets.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses equity investments by:

o    Identifying companies with:

     --   effective management,

     --   financial strength,

     --   competitive market position, and

     -- growth potential (these companies may be well-seasoned or relatively new and lesser-known as long as the investment advisor believes the stock is attractive for capital growth),

o    Anticipating market trends.

AEFC chooses debt obligations by:

o    Considering opportunities and risks by credit rating and currency.

o    Focusing on investment-grade U.S. and foreign bonds.

o    Focusing on bonds that contribute to portfolio diversification.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the security is overvalued,

     --   the security has reached AEFC's price objective, and

     -- the company or the security continues to meet the standards described above.


Although not a primary investment strategy, the Fund also may invest in certain other instruments, including derivatives (such as futures, options, and forward contracts). AEFC may make frequent securities trades that could result in increased fees, expenses and taxes.


For  more  information  on  strategies  and  holdings,   see  the  SAI  and  the
annual/semiannual reports.

RISKS

Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Interest Rate Risk

   Credit Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall).

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:


o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

 Managed Portfolio Performance (based on calendar years)




+8.39% +32.11%  +10.34%  +19.87% +0.66%  +19.04% +14.52% +17.91% +14.43% +24.62%

1990    1991    1992    1993    1994    1995   1996    1997    1998    1999

During the period shown in the bar chart, the highest return for a calendar quarter was +18.58% (quarter ending December 1999) and the lowest return for a calendar quarter was -11.45% (quarter ending September 1998).

The Fund's year to date return as of March 31, 2000 was +8.22%.

 Average Annual Total Returns (as of Dec. 31, 1999)

                                  1 year             5 years          10 years

 Managed Portfolio               +24.62%             +18.05%           +15.89%

 S&P 500 Index                   +21.04%             +28.56%           +18.21%

 Lipper Balanced Fund Index       +8.98%             +16.33%           +12.26%


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies are generally larger than those in which the Fund invests.

Lipper Balanced Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT



Jeanette Parr joined AEFC in 1992 as a fixed income analyst and serves as portfolio manager. She began managing the fixed income portfolio of managed portfolio in May 2000. She has been a member of the Advisory Fixed Income Portfolio Management Team since 1998. Prior to that she served as associate portfolio manager on the corporate account for investment grade bonds.


Douglas Guffy joined AEFC in 1994 as an equity analyst and serves as portfolio manager. He began managing the equity income portfolio of Managed Portfolio in September 1998 and served as associate portfolio manager since 1997. Prior to that, he served as group director-financial services within the research department.

Money Market Portfolio

GOAL

The goal of the Fund is to provide maximum current income consistent with liquidity and conservation of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

The selection of short-term debt obligations is the primary decision in building the investment portfolio. The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the SEC for money market funds. For example, the Fund:

o    limits its average portfolio maturity to ninety days or less;

o    buys obligations with remaining maturities of 397 days or less; and

o    buys only domestic obligations that present minimal credit risk.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o Considering opportunities and risks given current interest rates and anticipated interest rates.

o Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     -- the issuer's credit rating declines or AEFC expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until AEFC believes it is advantageous to sell),

     -- political, economic, or other events could affect the issuer's performance,

     --   AEFC identifies a more attractive opportunity, and

     -- the issuer or the security continues to meet the other standards described above.

For  more  information  on  strategies  and  holdings,   see  the  SAI  and  the
annual/semiannual reports.

RISKS

Please remember that with any investment you may lose money. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will vary from day-to-day. Principal risks associated with an investment in the Fund include:

   Market Risk

   Interest Rate Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall).

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to a recognized securities market index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

 Money Market Portfolio Performance (based on calendar years)




+7.98%  +5.60%  +3.37%  +2.66% +3.62%  +5.22% +4.94% +5.09% +5.08% +4.72%

1990    1991    1992    1993    1994    1995   1996    1997    1998    1999

During the period shown in the bar chart, the highest return for a calendar quarter was +1.95% (quarter ending June 1990) and the lowest return for a calendar quarter was +0.63% (quarter ending March 1994).

The Fund's year to date return as of March 31, 2000 was +1.37%.

 Average Annual Total Returns (as of Dec. 31, 1999)

                              1 year     5 years       10 years

 Money Market Portfolio       +4.72%      +5.01%         +4.82%


This table shows total returns from a hypothetical investment in the Fund. The expenses do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices.

MANAGEMENT

Terry Fettig joined AEFC in 1986 and serves as portfolio manager. He has managed this Fund since 1996. He also serves as portfolio manager of IDS Cash Management Fund, IDS Intermediate Tax-Exempt Fund, IDS Tax-Free money Fund and IDS Life Moneyshare Fund.


Fees and Expenses

Fund investors pay various expenses. The summary below describes the fees and expenses that you would pay if you buy a variable life insurance policy and allocate your premium payments to the subaccount that invests in the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Because the Fund is the underlying investment vehicle for a variable life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your life insurance policy, including those that may be associated with surrender or withdrawal. Any charges that apply to the subaccount and your policy are described in the life insurance policy prospectus.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

o    Management Fees

Each Fund pays IDS Life Insurance Company (IDS Life) a fee for managing its assets. Under the Investment Management Services Agreement, the following fees were paid as a percentage of average daily net assets for the most recent fiscal year:

     Fund                                                 Fee
Equity Portfolio                                         0.70%
Equity Income Portfolio                                  0.70%
Government Securities Portfolio                          0.70%
Income Portfolio                                         0.70%
International Equity Portfolio                           0.95%
Managed Portfolio                                        0.70%
Money Market Portfolio                                   0.50%

o    Distribution (12b-1) Fees

The Fund has not adopted a plan under Rule 12b-1 of the Investment Company Act of 1940.

o    Other Expenses

Each Fund pays taxes, brokerage commissions and other nonadvisory expenses including administrative and accounting services. However, IDS Life has agreed to a voluntary limit of the annual charge of 0.10% of average daily net assets for these nonadvisory expenses. IDS Life reserves the right to discontinue limiting these nonadvisory expenses to 0.10%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

Buying and Selling Shares


VALUING FUND SHARES


The net asset value (NAV) is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Standard Time (CST), each business day (any day the New York Stock Exchange is open).


Money Market Portfolio's securities are valued at amortized cost. In valuing assets of all other Funds, the Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.


PURCHASING SHARES


You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable life insurance policy from IDS Life or IDS Life of New York and allocating your premium payments among different subaccounts of the variable accounts that invest in the Funds. In the future, the Fund may offer shares to the owners of other variable life and variable annuity contracts and qualified plans. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of our application see the variable life insurance policy prospectus.


TRANSFERRING/SELLING SHARES

You can transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives. Please refer to your variable life insurance policy prospectus for more information about transfers among subaccounts.


You may sell any shares presented by the subaccounts. Policy surrender details are described in your variable life insurance policy prospectus. Payment generally will be mailed within seven days of the surrender request. The amount may be more or less than the amount invested. Shares will be sold at NAV at the next close of business after we receive the request.

Distributions and Taxes

The Fund distributes to shareholders (the variable accounts or subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund's net investment income is distributed to the shareholders (the variable accounts or subaccounts) as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is either long-term or short-term depending on the length of time the Fund held the security. Realized capital gains or losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


REINVESTMENT


Since the distributions are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.


TAXES

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of variable account or subaccounts, life insurance companies and variable life insurance policiesis discussed in your variable life insurance policy prospectus.

Other Information

ABOUT IDS LIFE AND AEFC

IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and located at 200 AXP Financial Center, Minneapolis, MN55474. IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York.

IDS Life is a wholly-owned subsidiary of AEFC, which itself is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services. AEFC has been a provider of financial services since 1894 and as the end of the most recent fiscal year managed more than $228 billion in assets.


Financial Highlights

Equity Portfolio

Fiscal period ended April 30,

--------------------------------------------------------------------------------------------------------------------
 Per share income and capital changes(a)
                                           2000            1999              1998              1997              1996

Net asset value, beginning of period     $27.80           $33.96            $23.52            $29.34            $20.05
---------------------------------------------------------------------------------------------------------------------------

Income from investment operations:

Net investment income (loss)               (.18)            (.06)             (.08)              .05               .03

Net gains (losses) (both realized and unrealized)          20.10             (1.17)            11.55             (1.34)
9.30
---------------------------------------------------------------------------------------------------------------------------

Total from investment operations          19.92            (1.23)            11.47             (1.29)             9.33

Less distributions:

Dividends from net investment income        --               --                --               (.05)             (.03)

Distributions from realized gains           --             (4.93)            (1.03)            (4.48)             (.01)
---------------------------------------------------------------------------------------------------------------------------

Total distributions                         --              4.93)            (1.03)            (4.53)             (.04)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period           $47.72           $27.80            $33.96            $23.52            $29.34

---------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data

Net assets, end of period            $1,714,508         $988,937          $933,817          $551,518          $448,412
(in thousands)
---------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average                .72%             .73%              .72%              .76%              .76%
daily net assets(b)
---------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss)      (.46%)           (.26%)            (.29%)             .21%              .15%
to average daily net assets
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding          126%             130%              147%              231%
short-term securities)
---------------------------------------------------------------------------------------------------------------------------

Total return(c)                           71.66%           (2.80%)          49.52%             (3.66%)           46.63%
---------------------------------------------------------------------------------------------------------------------------

a    For a share outstanding throughout the period. Rounded to the nearest cent.

b Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

c Total return does not reflect the expenses that apply to the subaccounts or the policies.


Equity Income Portfolio

Fiscal period ended April 30,

---------------------------------------------------------------------------------------------------------------------------
 Per share income and capital changes(a)

                                                            2000(b)

Net asset value, beginning of period                      $10.00
---------------------------------------------------------------------------------------------------------------------------

Income from investment operations:

Net investment income (loss)                                 .05

Net gains (losses) (both realized and unrealized)           (.46)
---------------------------------------------------------------------------------------------------------------------------

Total from investment operations                            (.41)

Less distributions:

Dividends from net investment income                        (.05)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                             $9.54
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data

Net assets, end of period (in thousands)                  $2,286
---------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(c,d)           .81%e
---------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average            1.15%e
daily net assets
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)  20.07%
---------------------------------------------------------------------------------------------------------------------------

Total return(f)                                            (4.12%)
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from June 17, 1999 (commencement of operations) to April 30,
     2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) IDS Life voluntarily limited total operating expenses. Had IDSLife not done so, the ratio of expenses to average daily net assets would have been 3.91% for the period ended April 30, 2000.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect the expenses that apply to the subaccounts or the policies.


Government Securities Portfolio

Fiscal period ended April 30,

---------------------------------------------------------------------------------------------------------------------------
 Per share income and capital changes(a)

                                           2000            1999               1998              1997              1996

Net asset value, beginning of period     $10.13           $10.18             $9.87             $9.98             $9.85
---------------------------------------------------------------------------------------------------------------------------

Income from investment operations:

Net investment income (loss)                .52              .53               .56               .59               .61

Net gains (losses) (both realized          (.44)             .04               .42              (.03)              .13
and unrealized)
---------------------------------------------------------------------------------------------------------------------------

Total from investment operations            .08              .57               .98               .56               .74
---------------------------------------------------------------------------------------------------------------------------

Less distributions:

Dividends from net investment income       (.53)            (.53)             (.56)             (.59)             (.61)

Distributions from realized gains          (.04)            (.09)             (.11)             (.08)              --
---------------------------------------------------------------------------------------------------------------------------

Total distributions                        (.57)            (.62)             (.67)             (.67)             (.61)

Net asset value, end of period            $9.64           $10.13            $10.18             $9.87             $9.98

---------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data

Net assets, end of period               $18,491          $21,935           $14,607           $13,377           $12,464
(in thousands)
---------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily          .81%             .80%              .80%              .80%              .80%
 net assets(b,c)

Ratio of net investment income (loss)      5.40%            5.19%             5.57%             5.88%             5.98%
to average daily net
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding          123%              89%               82%               62%               38%
 short-term securities)
---------------------------------------------------------------------------------------------------------------------------

Total return(d)                             .86%            5.73%            10.11%             5.83%             7.45%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.87%, 0.89%, 0.85% and 0.88% for the years ended April 30, 1999, 1998,
     1997 and 1996, respectively.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.


Income Portfolio

Fiscal period ended April 30,

---------------------------------------------------------------------------------------------------------------------------
 Per share income and capital changes(a)

                                           2000            1999              1998               1997              1996

Net asset value, beginning of period      $9.89           $10.28            $10.03             $9.93             $9.64
---------------------------------------------------------------------------------------------------------------------------

Income from investment operations:

Net investment income (loss)                .64              .67               .69               .68               .68

Net gains (losses) (both realized          (.67)            (.32)              .29               .10               .29
and unrealized)
---------------------------------------------------------------------------------------------------------------------------

Total from investment operations           (.03)              .35              .98               .78               .97
---------------------------------------------------------------------------------------------------------------------------

Less distributions:

Dividends from net investment income       (.64)             (.67)            (.69)             (.68)             (.68)

Distributions from realized gains           --                 (.07)            (.04)            --                --

Excess distributions from net              (.05)             --                --                --                --
investment income
---------------------------------------------------------------------------------------------------------------------------

Total distributions                        (.69)             (.74)            (.73)             (.68)             (.68)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period            $9.17             $9.89           $10.28            $10.03             $9.93
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data

Net assets, end of period               $92,351          $97,578           $82,773           $66,745           $54,976
(in thousands)
---------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily          .74%             .75%              .74%              .80%              .80%
net assets(b)
---------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss)      6.71%            6.65%             6.69%             6.73%             6.72%
to average daily net assets
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding           50%              22%               94%              106%               36%
short-term securities)
---------------------------------------------------------------------------------------------------------------------------

Total return(c)                            (.25%)           3.52%             9.97%             8.08%            10.03%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.


International Equity Portfolio

Fiscal period ended April 30,

---------------------------------------------------------------------------------------------------------------------------
 Per share income and capital changes(a)

                                           2000             1999             1998              1997              1996

Net asset value, beginning of period     $19.04           $18.33            $14.73            $16.35            $10.29
---------------------------------------------------------------------------------------------------------------------------

Income from investment operations:

Net investment income (loss)                .13              .18               .08               .14               .11

Net gains (losses) (both realized          3.13             1.32              4.06              (.24)             6.08
and unrealized)
---------------------------------------------------------------------------------------------------------------------------

Total from investment operations           3.26             1.50              4.14              (.10)             6.19
---------------------------------------------------------------------------------------------------------------------------

Less distributions:

Dividends from net investment income       (.12)            (.17)             (.07)             (.15)             (.13)

Excess distributions from net               --               --               (.05)              --                --
investment income

Distributions from realized gains          (.36)            (.62)             (.42)            (1.37)              --
---------------------------------------------------------------------------------------------------------------------------

Total distributions                        (.48)             (.79)            (.54)            (1.52)             (.13)

Net asset value, end of period           $21.82            $19.04           $18.33            $14.73            $16.35

---------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data

Net assets, end of period              $379,213         $283,001          $217,573          $125,874           $52,061
(in thousands)
---------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily         1.02%            1.05%             1.05%             1.05%             1.05%
net assets(b,c)

Ratio of net investment income (loss)       .60%            1.01%              .49%              .73%              .92%
to average daily net assets
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding          124%              67%              172%              151%              172%
short-term securities)
---------------------------------------------------------------------------------------------------------------------------

Total return(d)                           17.44%            8.27%            28.41%             (.54%)           60.47%
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 1.06%, 1.22% and 1.32% for the periods ended April 30, 1998, 1997 and 1996, respectively.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.


Managed Portfolio

Fiscal period ended April 30,

---------------------------------------------------------------------------------------------------------------------------
 Per share income and capital changes(a)

                                           2000              1999             1998              1997              1996

Net asset value, beginning of period     $20.08           $19.81            $17.16            $16.49            $14.11
---------------------------------------------------------------------------------------------------------------------------

Income from investment operations:

Net investment income (loss)                .40              .41               .47               .57               .57

Net gains (losses) (both realized          3.69             1.49              3.92              1.37              2.51
and unrealized)
---------------------------------------------------------------------------------------------------------------------------

Total from investment operations           4.09             1.90              4.39              1.94              3.08

Less distributions:

Dividends from net investment income       (.40)            (.41)             (.47)             (.57)             (.57)

Distributions from realized gains          (.21)           (1.22)            (1.27)             (.70)             (.13)
---------------------------------------------------------------------------------------------------------------------------

Total distributions                        (.61)           (1.63)            (1.74)            (1.27)             (.70)

Net asset value, end of period           $23.56           $20.08            $19.81            $17.16            $16.49
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data

Net assets, end of period              $826,549         $685,154          $580,697          $410,737          $316,732
(in thousands)
---------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average                .72%             .74%              .72%              .75%              .78%
daily net assets(b)
---------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss)      1.87%            2.23%             2.60%             3.46%             3.73%
to average daily net assets
---------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding           63%              96%              112%              100%               83%
short-term securities)
---------------------------------------------------------------------------------------------------------------------------

Total return(c)                           20.79%           10.52%            26.70%            12.45%            22.28%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.



Money Market Portfolio

Fiscal period ended April 30,

---------------------------------------------------------------------------------------------------------------------------
 Per share income and capital changes(a)

                                           2000              1999             1998              1997              1996

Net asset value, beginning of period      $1.00             $1.00            $1.00             $1.00             $1.00
---------------------------------------------------------------------------------------------------------------------------

Income from investment operations:

Net investment income (loss)                .05              .05               .05               .05               .05
---------------------------------------------------------------------------------------------------------------------------

Less distributions:

Dividends from net investment income       (.05)             (.05)            (.05)             (.05)             (.05)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period            $1.00            $1.00             $1.00             $1.00             $1.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data

Net assets, end of period               $57,143          $45,564           $34,373           $28,546           $14,318
(in thousands)
---------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average                .59%             .60%              .60%              .60%              .60%
daily net assets(b,c)

Ratio of net investment income (loss)      4.99%            4.72%             5.04%             4.81%             5.04%
to average daily net assets
---------------------------------------------------------------------------------------------------------------------------

Total return(d)                            5.11%            4.84%             5.16%             4.91%             5.13%
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.64% and 0.73% for the years ended April 30, 1997 and 1996, respectively.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


Additional information about the Fund is available in the Fund's SAI. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI or to make inquiries about the Fund, contact IDS Life Series Fund, Inc. at:


IDS Life Series Fund, Inc.
200 AXP Financial Center,
Minneapolis, MN 55474
800-862-7919 or TTY: 800-285-8846


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-800-SEC-0330). Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained by writing and paying a duplicating fee to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

Investment Company Act File #811-4299


S-6191-99 P (6/00)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                           IDS LIFE SERIES FUND, INC.

                                EQUITY PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                                MANAGED PORTFOLIO
                             MONEY MARKET PORTFOLIO

References to the "Fund" throughout the remainder of this Statement of Additional Information (SAI) refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity
Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.


                                  June 30, 2000

This SAI is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to IDS Life Series Fund, Inc., 200 AXP Financial Center, Minneapolis, MN 55474 or by calling 800-862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

                                TABLE OF CONTENTS


Fundamental Investment Policies.............................................p. 3

Investment Strategies and Types of Investments..............................p. 9

Information Regarding Risks and Investment Strategies......................p. 13

Security Transactions......................................................p. 35

Brokerage Commissions Paid to Brokers Affiliated with IDS Life.............p. 37

Performance Information....................................................p. 38

Valuing Fund Shares........................................................p. 40

Selling Shares.............................................................p. 42

Capital Loss Carryover.....................................................p. 42

Taxes......................................................................p. 42

Agreements.................................................................p. 43

Organizational Information.................................................p. 44

Board Members and Officers.................................................p. 46

Compensation for Board Members.............................................p. 48

Independent Auditors.......................................................p. 49

Appendix:  Description of Ratings..........................................p. 50

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

Equity Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the Securities Act of 1933 (1933 Act) and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate its investments in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase securities of any issuer if immediately after and as a result of such purchase the Fund would own more than 10% of the outstanding voting securities of such issuer.

o Issue senior securities, except as permitted under the Investment Act of 1940.

Equity Income Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the 1933 Act and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.

o Purchase securities of any issuer if immediately after and as a result of such purchase the Fund would own more than 10% of the outstanding voting securities of such issuer.

o    Issue senior securities, except as permitted under the 1940 Act.

Government Securities Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Buy securities of an issuer if the officers and directors of the Fund, AEFC and the Advisor hold more than a certain percent of the issuer's outstanding securities. If the holdings of all officers and directors of the Fund and of AEFC who own more than 0.5% of an issuer's securities are added together and if in total they own more than 5%, the Fund will not purchase securities of that issuer.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%. The Fund has not borrowed in the past and has no present intention to borrow.

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

Income Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the 1933 Act and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate in any one industry. According to the present interpretation of the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase securities of any issuer if immediately after and as a result of such purchase the Fund would own more than 10% of the outstanding voting securities of such issuer.

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

International Equity Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when its sells restricted securities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

Managed Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of this Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate in any one industry. (According to the present interpretation of the staff of the SEC this means no more than 25% of the Fund's total assets, based on current market value at the time of purchase, can be invested in any one industry).

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

Money Market Portfolio

o Act as an underwriter (sell securities for others). However, under securities laws the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o    Buy or sell real estate, commodities, or commodity contracts.

o Make cash loans. However, it does make short-term investments which it may have an agreement with the seller to reacquire.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.

o    Buy on margin or sell short.

o Invest in exploration or development programs, such as oil, gas or mineral programs.

o    Purchase  common  stocks,   preferred   stocks,   warrants,   other  equity
     securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

o Invest more than 25% of the Fund's assets taken at market value in any particular industry, except there is no limitation with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It also lists certain percentage guidelines that are generally followed by the Fund's investment manager. This table is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.


                                                                allowable for
                                                                   the fund?

-----------------------------------------------------------------------------------------------------------------------
Investment strategies & types of        Equity     Equity    Government    Income  International Managed      Money
investments:                          portfolio    Income    Securities  Portfolio    Equity    Portfolio     Market
                                                  Portfolio   Portfolio              Portfolio              Portfolio
-----------------------------------------------------------------------------------------------------------------------
Agency and Government Securities         yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
Borrowing                                yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Cash/Money Market Instruments            yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
Collateralized Bond Obligations          yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Commercial Paper                         yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
Common Stock                             yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Convertible Securities                   yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Corporate Bonds                          yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
Debt Obligations                         yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
Depositary Receipts                      yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Derivative Instruments                   yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions            yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Foreign Securities                       yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
High-Yield (High-Risk) Securities        yes         yes         no         yes         no         yes          no
(Junk Bonds)
-----------------------------------------------------------------------------------------------------------------------
Illiquid and Restricted Securities       yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
Indexed Securities                       yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Inverse Floaters                          no         no          yes        yes         no         yes          no
-----------------------------------------------------------------------------------------------------------------------
Investment Companies                     yes         yes         yes        yes         yes         no          no
-----------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities          yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
Loan Participations                      yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Mortgage- and Asset-Backed               yes         yes         yes        yes         yes        yes          no
Securities
-----------------------------------------------------------------------------------------------------------------------

Mortgage Dollar Rolls                     no         no          yes        yes         no         yes          no

-----------------------------------------------------------------------------------------------------------------------
Municipal Obligations                    yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Preferred Stock                          yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts            yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                    yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements            yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Short Sales                               no         no          no          no         no          no          no
-----------------------------------------------------------------------------------------------------------------------
Sovereign Debt                           yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Structured Products                      yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
Variable- or Floating-Rate               yes         yes         yes        yes         yes        yes         yes
Securities
-----------------------------------------------------------------------------------------------------------------------
Warrants                                 yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
When-Issued Securities                   yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
Zero-Coupon, Step-Coupon, and            yes         yes         yes        yes         yes        yes          no
Pay-in-Kind Securities


The following are guidelines that may be changed by the board at any time:

For Equity Portfolio:

o Neither foreign investments nor derivative instruments will exceed 25% of the Fund's total assets.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest in companies for the purpose of, or with the effect of acquiring control.

o    The Fund will not buy on margin or sell short.

o The Fund will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The Fund does not intend to invest in such securities but may do so to the extent of not more than 5% of its total assets (taken at market or other current value).

For Equity Income Portfolio:

o Under normal market conditions, the Fund will invest at least 65% of its net assets in dividend-paying common and preferred stocks.

o No more than 20% of the Fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

For Government Securities Portfolio:

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest for the purpose of exercising control or management.

o The Fund will not buy on margin or sell short, except that it may enter into interest rate futures contracts.

o The Fund will not invest in securities of investment companies except by purchase in the open market where the dealer's or sponsor's profit is just the regular commission.

For Income Portfolio:

o Under normal market conditions, the Fund primarily invests in debt securities. At least 50% of its net assets are invested in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities and in both U.S. and foreign government bonds.

o    Foreign investments are limited to 25% of the portfolio's total assets.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest in companies for the purpose of, or with the effect of, acquiring control.

o    The Fund will not buy on margin or sell short.

o The Fund will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The Fund does not intent to invest in such securities but may do so to the extent of not more than 5% of its total assets (taken at market or other current value).

For International Equity Portfolio:

o Under normal market conditions, the Fund invests at least 65% of its total assets in foreign equity securities having a potential for superior growth.

o The Fund will not invest more than 10% of its net assets, at market, in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not buy on margin or sell short, but the Fund may make margin payments in connection with transactions in stock index future contracts.

o Normally, investments in U.S. issuers will constitute less than 20% of the Fund's investments. However, as a temporary measure, the Fund may invest any portion of its assets in securities of U.S. issuers that appear to have greater potential for superior growth than foreign securities.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

For Managed Portfolio:

o The Fund invests in common and preferred stocks, convertible securities, derivative instruments, foreign securities and money market instruments. The portfolio manager continuously will adjust the mix of investments subject to the following three net asset limits: 1) up to 75% in equity securities (stocks), 2) up to 75% in bonds or other debt securities, and 3) up to 100% in money market instruments.

o Of the assets invested in bonds, at least 50% will be in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities, and in government bonds. For the other 50% invested in corporate bonds, there is no minimum rating requirement.

o    Foreign investments are limited to 25% of the portfolio's total assets.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o    The Fund will not invest in a company to get control or manage it.

o The Fund will not buy on margin or sell short, but it may make margin payments in connection with transactions in futures contracts.

o The Fund will not invest in securities of investment companies except by purchases in the open market where the dealer's or sponsor's profit is just the regular commission.

For Money Market Portfolio:

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Invest in an investment company beyond 5% of its total assets taken at market and then only on the open market where the dealer's or sponsor's profit is just the regular commission. However, the Fund will not purchase or retain the securities of other open-end investment companies.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk will be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of money market securities and securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common stock of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in derivatives may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Since investments in foreign countries usually involve currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the securities of other investment companies includes: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a future date. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities

These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions, it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS

Subject to policies set by the board, IDS Life Insurance Company (IDS Life) is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, IDS Life has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. IDS Life intends to direct American Express Financial Corporation, AEFC to execute trades and negotiate commissions on its behalf. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker. These services are covered by the Investment Advisory Agreement between IDS Life and AEFC. When AEFC acts on IDS Life's behalf for the Fund, it follows the guidelines stated below.


The Fund, AEFC, and IDS Life each have a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing IDS Life to do so to the extent authorized by law, if IDS Life determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or IDS Life's or AEFC's overall responsibilities with respect to the Fund and the other funds for which they act as investment managers.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, IDS Life must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits IDS Life to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits IDS Life, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits IDS Life, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. IDS Life has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but IDS Life believes it may obtain better overall execution. IDS Life has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by IDS Life and AEFC in providing advice to all the funds and accounts advised by IDS Life even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by IDS Life or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, IDS Life carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, IDS Life makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal years noted below, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.



                           Equity       Government                  International                  Money
April 30,    Equity        Income       Securities      Income      Equity            Managed      Market

2000       $1,667,398      $1,290         $ -0-         $1,063       $1,482,400      $472,759      $ -0-

1999        1,545,000        -0-            -0-           -0-         2,881,012       816,300        -0-

1998          878,000        -0-            -0-           -0-         1,638,191       464,162        -0-

In  fiscal  year  2000,  the  following   transactions   and  commissions   were
specifically directed to firms in exchange for research services:

                             Equity        Government                 International                    Money
                 Equity      Income        Securities     Income        Equity           Managed       Market

Transactions     60,000       200             -0-           -0-           -0-              -0-          -0-

Commissions      $3,600       $12           $ -0-         $ -0-         $ -0-            $ -0-        $ -0-



As of the end of the most recent fiscal year, Government Securities held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.


As of the end of the most recent fiscal year, each Fund held securities of its regular brokers or dealers of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                                                                 Value of Securities
Fund                                            Name of Issuer                 owned at End of Fiscal Year

Equity                                          LaBranche                           $7,345,144

Equity Income                                   Bank of America                         28,517
                                                Chase Manhattan                          9,440
                                                FleetBoston Financial                   20,766
                                                Morgan Stanley                          22,258

Income                                          Fleet Financial Group                  204,425
                                                LaBranche                              246,250
                                                Merrill Lynch                           96,746
                                                Morgan Stanley                         362,392

International Equity                            Fleet Funding                          795,439

Managed                                         Goldman Sachs Group                    493,582
                                                Merrill Lynch                          977,733
                                                Travelers Group                        475,032
                                                Schwab (Charles)                     8,900,000

Money Market                                    Bank of America                      2,378,517
                                                Bear Stearns                         1,883,021
                                                Merrill Lynch                        2,482,544
                                                Salomon Smith Barney                 1,988,909

The portfolio turnover rates for the two most recent fiscal years were as follows:

                             Equity        Government                 International
April 30,       Equity       Income        Securities     Income        Equity            Managed

2000             126%         20%             123%          50%          124%               63%

1999             130          -0-              89           22            67                96


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH IDS LIFE

Affiliates of American Express Company (IDS Life is a wholly-owned indirect subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. IDS Life will use an American Express affiliate only if (i) IDS Life determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management and Services Agreement.


No brokerage commissions were paid to brokers affiliated with the Advisor for the three most recent fiscal years for Government Securities, Income and International Equity.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with the Advisor is contained in the following table:


                                      As of the end of Fiscal Year,

                                                                2000                          1999          1998

                                             -------------------------------------------  ------------  -------------
                                                                           Percent of
                                                                           Aggregate
                                             Aggregate                     Dollar          Aggregate     Aggregate
                                             Dollar                        Amount of       Dollar        Dollar
                                             amount of      Percent of     Transactions    Amount of     Amount of
Fund                                         Commissions    Aggregate      Involving       Commissions   Commissions
                                Nature of    Paid to        Brokerage      Payment of      Paid to       Paid to
                Broker         Affiliation   Broker         Commissions    Commissions     Broker        Broker

Equity          American            *        $5,790           0.35%          1.17%         $9,828        $17,813
                Enterprise
                Investment
                Services
                Inc.

Equity Income   American            *            11           0.82           1.23            -0-           -0-
                Enterprise
                Investment
                Services
                Inc.

Managed         American            *         2,700           0.57           1.36           3,702         6,710
                Enterprise
                Investment
                Services
                Inc.

*Wholly-owned subsidiary of the Advisor.


PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

where:           P =  a hypothetical initial payment of $1,000
                 T =  average annual total return
                 n =  number of years
               ERV =  ending  redeemable  value  of  a  hypothetical   $1,000
                      payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P
where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

ANNUALIZED YIELD

Government Securities and Income Portfolios - The Fund may calculate an annualized yield by dividing the net investment income per share deemed earned during a 30-day period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                           Yield = 2[ (a-b + 1)6 - 1]
                                       cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period


Annualized yield based on the 30-day period ending April 28, 2000 for Government Securities Portfolio was 5.51% and Income Portfolio's yield was 6.66%, IDS Life agreed to a voluntary limitation of non-advisory expenses at an annual charge not to exceed 0.10% of the daily net assets of the Fund. If non-advisory expenses had not been limited, Government Securities Portfolio's yield would have been 0.87%.


Money Market Portfolio calculates annualized simple and compound yields based on a seven-day period.

The simple yield is calculated by:

o (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period.

o (b) dividing the net change in account value by the value of the account at the beginning of the period to obtain the return for the period, and

o    (c) multiplying that return by 365/7 to obtain an annualized figure.

The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The Fund's yield does not include any realized or unrealized gain or loss.

The Fund calculates its compound yield according to the following formula:

Compound Yield = (return for seven day period + 1) x (365/7) - 1


The Fund's simple annualized yield was 7.25% and its compound yield was 7.51% for the seven-day period ending April 28, 2000.


Yield, or rate of return, on Fund shares may fluctuate daily and does not provide a basis for determining future yields. However, it may be used as one element in assessing how the Fund is meeting its goal. When comparing an investment in the Fund with savings accounts and similar investment alternatives, you must consider that such alternatives often provide an agreed to or guaranteed fixed yield for a stated period of time, whereas the Fund's yield fluctuates. In comparing the yield of one money market fund to another, you should consider each fund's investment policies, including the types of investments permitted. In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report,

Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

VALUING FUND SHARES

The value of an individual share in the Equity, Equity Income, Government Securities, Income, International Equity and Managed Portfolios is determined by using the net asset value (NAV) before shareholder transactions for the day.

As of the end of the most recent fiscal year, the computation looked like this:


                                                                                             Net asset value
Fund                   Net assets                       Shares outstanding                    of one share
-------------------- ---------------- ----------------- ----------------- ----------------- -----------------
Equity                $1,714,507,708      divided by        35,929,904          Equals            $47.72

Equity Income              2,286,342                           239,688                              9.54

Government Securities     18,491,337                         1,919,080                              9.64

Income                    92,351,404                        10,073,986                              9.17

International Equity     379,212,820                        17,381,526                             21.82

 Managed                 826,548,958                        35,087,408                             23.56


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Stocks, convertible bonds, warrants, futures and options traded on major exchanges are valued each day at their last quoted sales price on their primary exchange as of the close of the Exchange. If the last quoted sales price is not readily available for a particular security, the value is the average price between the last offer to buy and the last offer to sell.

o Stocks, convertible bonds and warrants with readily available market quotations but without a listing on an exchange are also valued at the average between the last bid (offer to buy) and asked (offer to sell) price at the time of the close of the Exchange.

o Short-term securities maturing in 60 days or less at the acquisition date are valued at amortized cost. (Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or systematically reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.)

o Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value. In valuing these, the fund directors are responsible for selecting methods which they believe give the fair value. For nonconvertible bonds, the usual method is to use the pricing service of an outside organization. Such pricing service may take into consideration yield, quality, coupon, maturity, type of issue, trading characteristics and other market data in determining valuations for normal institutional-size trading units of debt securities and does not rely exclusively on quoted prices.

o Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's board. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

Valuing Money Market shares.

o Money Market Portfolio intends to use its best efforts to maintain a constant net asset value of $1 per share although there is no assurance it will be able to do so. Accordingly, it uses the amortized cost method in valuing its portfolio of securities.

o Short-term securities maturing in 60 days or less are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized capital gains or losses. All of the securities in the portfolio will be valued at their amortized cost.

o In addition, the portfolio must abide by certain conditions. It must only invest in securities of high quality which present minimal credit risks as determined by the board of directors. This means that the rated commercial paper in the portfolio will be issues that have been rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one if only one rating is assigned) and in unrated paper determined by the fund's board of directors to be comparable. The portfolio must also purchase securities with original or remaining maturities of no more than 13 months or less, and maintain a dollar-weighted average portfolio maturity of 90 days or less.

o In addition, the board of directors must establish procedures designed to stabilize the portfolio's price per share for purposes of sales and redemptions at $1 to the extent that it is reasonably possible to do so. These procedures include review of the portfolio securities by the board, at intervals deemed appropriate by it, to determine whether the net asset value per share computed by using the available market quotations deviates from a share value of $1 as computed using the amortized cost method. The board must consider any deviation that appears, and if it exceeds 0.5 percent, it must determine what action, if any, needs to be taken. If the board determines that a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in other unfair consequences for such people, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gain or loss or to shorten average portfolio maturity.

In other words, while the amortized cost method provides certainty and consistency in portfolio valuation, it may, from time to time, result in valuations of portfolio securities which are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates, the yield on the portfolio's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if use of the amortized cost method were to result in a lower portfolio value at a given time, a prospective investor would be able to obtain a somewhat higher yield than he or she would get if portfolio valuation were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

SELLING SHARES

The Fund will sell any shares presented by the shareholders (the subaccounts) for sale. The subaccounts' policy on when or whether to buy or sell shares is described in the Variable Life Insurance Policy prospectus.

During an emergency the board can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of the Fund to sell shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all contract owners.

Rejection of business

The Fund reserves the right to reject any business, in its sole discretion.

CAPITAL LOSS CARRYOVER


For federal income tax purposes, Equity Income, Government Securities and Income Portfolios had total capital loss carryovers of $13,419, $317,758 and $2,761,039, respectively, at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

Fund                           2007              2008               2009
----                       ----------         ----------       -------------
Equity Income               $  -0-            $  4,009         $    9,410
Government Securities          -0-             252,416             65,342
Income                       167,205           411,295          2,182,539


It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

TAXES

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

AGREEMENTS

Investment Management and Services Agreement

The Funds do not maintain their own research department or record-keeping services. These are provided by the Advisor under the Investment Management and Services Agreement.

For its services, the Advisor is paid a fee based on the net assets of the portfolio. The asset charge is based on the aggregate average daily net assets of each of the Funds at the following rates.

         0.70%, on an annual basis, for Equity;
         0.70%, on an annual basis, for Equity Income;
         0.70%, on an annual basis, for Government Securities;
         0.70%, on an annual basis, for Income;
         0.95%, on an annual basis, for International Equity;
         0.70%, on an annual basis, for Managed; and 0.50%, on an annual basis, for Money Market


The management fee is paid monthly. The total amount paid on the last day of the most recent fiscal year was $9,965,485 for Equity, $5,680 for Equity Income, $148,303 for Government Securities, $664,467 for Income, $3,162,742 for International Equity, $5,215,075 for Managed, and $288,994 for Money Market. The total amount paid fiscal year ended April 30, 1999 was $6,157,181 for Equity, $630,775 for Income, $187,130 for Money Market, $4,211,867 for Managed, $116,139
for Government Securities and $2,302,001 for International Equity. The total amount paid fiscal year ended April 30, 1998 was $5,369,342 for Equity, $98,674 for Government Securities, $520,492 for Income, $1,616,804 for International Equity, $3,495,488 for Managed, and $156,403 for Money Market.


All nonadvisory expenses incurred by each Fund will be paid at an annual charge not to exceed 0.10% of the aggregate average daily net assets of the respective portfolio. The voluntary limitation of 0.10% has been established by the Advisor at that figure and the Advisor reserves the right to discontinue the voluntary limitation.

The Advisor has agreed to a voluntary limit of 0.1% on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolios for these nonadvisory expenses, even though actual expenses on IDS Life Series Fund-Government Securities Portfolio ranged up to 0.15%, IDS Life Series Fund-Money Market Portfolio ranged up to 0.14% and IDS Life Series Fund-International Equity Portfolio ranged up to 0.27%. The Advisor reserves the right to discontinue limiting these nonadvisory expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

Investment Advisory Agreement

The Advisor and AEFC have an Investment Advisory Agreement. It calls for the Advisor to pay AEFC a fee for investment advice. AEFC also executes purchases and sales and negotiates brokerage as directed by the Advisor. The fee paid by the Advisor is 0.25% of the average net assets for the year of all Funds, except for International Equity. The fee paid by the Advisor is 0.35% of International Equity's average net assets.



The Advisor paid AEFC $7,031,274 for investment advice for fiscal year 2000, $4,911,181 for fiscal year 1999, and $4,060,601 for fiscal year 1998.


Information concerning other funds advised by the Advisor or AEFC is contained in the prospectus.

Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United Stated are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION


The Fund is an open-end management investment company. The Fund headquarters are at 200 AXP Financial Center, Minneapolis, MN 55474.


SHARES

The Fund is owned by the subaccounts, its shareholders. The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your policy prospectus. All shares have voting rights over the Fund's management and fundamental policies. Each share is entitled to one vote for each share owned. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that shareholders have as many votes as the number of shares owned, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.


FUND HISTORY TABLE FOR FUNDS MANAGED BY IDS LIFE
                                      Date of       Form of      State of       Fiscal     Diversified
                                    Organization  Organization Organization    Year End
----------------------------------- ------------- ------------ ------------- ------------- -------------
IDS Life Series Fund, Inc.             5/8/85     Corporation       MN           4/30
   Equity Portfolio                                                                            Yes
   Equity Income Portfolio                                                                     Yes
   Government Securities                                                                       Yes
   Portfolio
   Income Portfolio                                                                            Yes
   International Equity Portfolio                                                              Yes
   Managed Portfolio                                                                           Yes
   Money Market Portfolio                                                                      Yes
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio - Income        4/27/81,   Corporation     NV/MN          8/31
Series, Inc.                           6/13/86*
   AXP Variable Portfolio - Bond                                                               Yes
   Fund
   AXP Variable Portfolio - Extra                                                              Yes
   Income Fund
   AXP Variable Portfolio -                                                                    Yes
   Federal Income Fund
   AXP Variable Portfolio -                                                                     No
   Global Bond Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio -               4/27/81,   Corporation     NV/MN          8/31
Investment Series, Inc.                6/13/86*
   AXP Variable Portfolio - Blue                                                               Yes
   Chip Advantage Fund
   AXP Variable Portfolio -                                                                    Yes
   Capital Resource Fund
   AXP Variable Portfolio -                                                                    Yes
   Emerging Markets Fund
   AXP Variable Portfolio -                                                                    Yes
   Growth Fund
   AXP Variable Portfolio                                                                      Yes
   -International Fund
   AXP Variable Portfolio - New                                                                Yes
   Dimensions Fund
   AXP Variable Portfolio - Small                                                              Yes
   Cap Advantage Fund
   AXP Variable Portfolio - S & P                                                               No
   500 Index Fund
   AXP Variable Portfolio -                                                                    Yes
   Strategy Aggressive Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio - Managed       3/5/85     Corporation       MN           8/31
Series, Inc.
   AXP Variable Portfolio -                                                                    Yes
   Diversified Equity Income Fund
   AXP Variable Portfolio -                                                                    Yes
   Managed Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio - Money         4/27/81,   Corporation     NV/MN          8/31
Market Series, Inc.                    6/13/86*
   AXP Variable Portfolio - Cash                                                               Yes
   Management Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------

* Date merged into a Minnesota corporation.

BOARD MEMBERS AND OFFICERS

The Fund has a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members.



Timothy V. Bechtold
Born in 1953
200 AXP Financial center
Minneapolis, MN

Vice President - Rick Management Products, AEFC. Executive Vice President - Risk Management Products, IDS Life. Director, IDS Life Series Fund, Inc.

Richard W. Kling*
Born in 1940
200 AXP Financial Center
Minneapolis, MN

President and director, IDS Life Series Fund, Inc. President, Chairman of the Board and director, IDS Life Variable Annuity Funds A&B. President, Chief Executive Officer and director, IDS Life. Senior Vice President - Insurance Products and Director, AEFC. Director, IDS Certificate Company.


Rodney P. Burwell
Born in 1939
Xerxes Corporation
7901 Xerxes Ave. S.
Minneapolis, MN

Chairman, Xerxes Corporation (fiberglass storage tanks). Director, Fairview Corporation, Strategist Funds, IDS Certificate Company.

Jean B. Keffeler
Born in 1945
3424 Zenith Ave. S.
Minneapolis, MN

Independent   management  consultant.   Director,   National  Computer  Systems,
Strategist Funds, IDS Certificate Company.

Thomas R. McBurney
Born in 1938
McBurney Management Advisors
1700 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

President, McBurney Management Advisors. Director, The Valspar Corporation (paints), Wenger Corporation, Allina, Space Center Enterprises, Greenspring Corporation, Strategist Funds, IDS Certificate Company.

*Interested person of the Advisor and of the Fund as the term "interested person" is defined in the 1940 Act.

The board also has appointed officers who are responsible for the day-to-day business decisions based on policies it has established.

In addition to Mr. Kling, who is the President, the Fund's other officers are:


Lorraine R. Hart
Born in 1951
200 AXP Financial Center
Minneapolis, MN
Vice President - Investments


Vice President--Insurance Investments, AEFC. Vice President--Investments, IDS Life.


Jeffrey S. Horton
Born in 1961
200 AXP Financial Center
Minneapolis, MN
Vice President and Treasurer


Vice President and Corporate Treasurer, AEFC. Vice President and Treasurer, IDS Life.


Paul F. Kolkman
Born in 1946
200 AXP Financial Center
Minneapolis, MN
Vice President and Chief Actuary

Vice President--Actuarial Finance, AEFC. Director and Executive Vice President, IDS Life.

Timothy S. Meehan
Born in 1957
200 AXP Financial Center
Minneapolis, MN
Secretary


Secretary, AEFC.


Frederick C. Quirsfeld
Born in 1947
Minneapolis, MN
Vice President - Investments


Senior Vice President - Fixed Income, AEFC.


William A. Stoltzmann
Born in 1948
200 AXP Financial Center
Minneapolis, MN
General Counsel and Assistant Secretary


Vice President and Assistant General Counsel, AEFC. Vice President, General Counsel and Secretary, IDS Life.

Philip C. Wentzel
Born in 1961
200 AXP Financial Center
Minneapolis, MN
Controller


Vice President and Controller, IDS Life.

COMPENSATION FOR BOARD MEMBERS

During the most recent fiscal year, the independent members of the Fund board, for attending up to __ meetings, received the following compensation:
                                            Compensation Table
                                           for Equity Portfolio

                                                                          Total cash compensation from
Board member                           Aggregate                          IDS Life Series Fund, Inc. and
                                       compensation from the Fund         IDS Life Variable Annuity
                                                                          Fund A and Fund B
Rodney P. Burwell                        $2,000                             $4,000
Jean B. Keffeler                          2,000                              4,000
Thomas R. McBurney                        1,500                              3,000

                                            Compensation Table
                                        for Equity Income Portfolio

                                                                          Total cash compensation from
Board member                           Aggregate                          IDS Life Series Fund, Inc. and
                                       compensation from the Fund         IDS Life Variable Annuity
                                                                          Fund A and Fund B
Rodney P. Burwell                        $2,000                             $4,000
Jean B. Keffeler                          2,000                              4,000
Thomas R. McBurney                        1,500                              3,000

                                            Compensation Table
                                       for Government Securities Portfolio

                                                                          Total cash compensation from
Board member                           Aggregate                          IDS Life Series Fund, Inc. and
                                       compensation from the Fund         IDS Life Variable Annuity
                                                                          Fund A and Fund B
Rodney P. Burwell                        $2,000                             $4,000
Jean B. Keffeler                          2,000                              4,000
Thomas R. McBurney                        1,500                              3,000

                                            Compensation Table
                                           for Income Portfolio

                                                                          Total cash compensation from
Board member                           Aggregate                          IDS Life Series Fund, Inc. and
                                       compensation from the Fund         IDS Life Variable Annuity
                                                                          Fund A and Fund B
Rodney P. Burwell                        $2,000                             $4,000
Jean B. Keffeler                          2,000                              4,000
Thomas R. McBurney                        1,500                              3,000

                                            Compensation Table
                                     for International Equity Portfolio

                                                                          Total cash compensation from
Board member                           Aggregate                          IDS Life Series Fund, Inc. and
                                       compensation from the Fund         IDS Life Variable Annuity
                                                                          Fund A and Fund B
Rodney P. Burwell                        $2,000                             $4,000
Jean B. Keffeler                          2,000                              4,000
Thomas R. McBurney                        1,500                              3,000


                                            Compensation Table
                                          for Managed Portfolio

                                                                          Total cash compensation from
Board member                           Aggregate                          IDS Life Series Fund, Inc. and
                                       compensation from the Fund         IDS Life Variable Annuity
                                                                          Fund A and Fund B
Rodney P. Burwell                        $2,000                             $4,000
Jean B. Keffeler                          2,000                              4,000
Thomas R. McBurney                        1,500                              3,000

                                            Compensation Table
                                         for Money Market Portfolio

                                                                          Total cash compensation from
Board member                           Aggregate                          IDS Life Series Fund, Inc. and
                                       compensation from the Fund         IDS Life Variable Annuity
                                                                          Fund A and Fund B
Rodney P. Burwell                        $2,000                             $4,000
Jean B. Keffeler                          2,000                              4,000
Thomas R. McBurney                        1,500                              3,000


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the Fund's outstanding shares.

INDEPENDENT AUDITORS

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

                         Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o    Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainies or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
         Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
IDS LIFE SERIES FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Equity, Equity Income, Government Securities, Income, International Equity, Managed and Money Market Portfolios of IDS Life Series Fund, Inc. as of April 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended April 30, 2000, and the financial highlights for each of the years in the five-year period ended April 30, 2000 (period from June 17, 1999, commencement of operations, to April 30, 2000 for Equity Income Portfolio). These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity, Equity Income, Government Securities, Income, International Equity, Managed and Money Market Portfolios of IDS Life Series Fund, Inc. as of April 30, 2000 and the results of their operations, changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


/s/  KPMG LLP
     KPMG LLP
     Minneapolis, Minnesota
     June 2, 2000

Financial  Statements

Statements of assets and liabilities
IDS Life Series Fund, Inc.

                                                            Equity               Equity          Government           Income
                                                           Portfolio             Income          Securities         Portfolio
April 30, 2000                                                                  Portfolio        Portfolio

Assets
Investments in securities, at value (Note 1):
   (identified cost $1,193,769,069, $2,097,545,
   $18,256,560 and $100,575,355, respectively)         $1,711,936,630         $2,136,207        $17,802,302        $95,354,398
Cash in bank on demand deposit                                284,120            154,249            455,256             72,800
Receivable for investment securities sold                  27,046,114              1,966            916,879            595,480
Dividends and accrued interest receivable                     426,147              2,215            184,786          1,653,343
Unrealized appreciation on foreign currency contracts
   held, at value (Notes 1 and 5)                                  --                 --                 --             20,538
                                                         ------------          ---------         ----------             ------
Total assets                                            1,739,693,011          2,294,637         19,359,223         97,696,559
                                                        -------------          ---------         ----------         ----------

Liabilities
Dividends payable to shareholders (Note 1)                         --              6,837             82,087            495,098
Payable for investment securities purchased                24,144,358                 --            770,298          4,786,185
Accrued investment management services fee                    941,033              1,143             10,181             50,323
Other accrued expenses                                         99,912                315              5,320             13,549
                                                               ------                ---              -----             ------
Total liabilities                                          25,185,303              8,295            867,886          5,345,155
                                                           ----------              -----            -------          ---------
Net assets applicable to outstanding capital stock     $1,714,507,708         $2,286,342        $18,491,337        $92,351,404
                                                       ==============         ==========        ===========        ===========

Represented by
Capital stock-- $.001 par value (Note 1)               $       35,930                240        $     1,919        $    10,074
Additional paid-in capital                                819,990,392          2,261,135         19,272,799        100,807,535
Undistributed (excess of distributions over)
    net investment income                                          --                 --            (11,365)          (498,739)
Accumulated net realized gain (loss) (Note 7)             376,313,825            (13,695)          (317,758)        (2,766,844)
Unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies (Note 5)             518,167,561             38,662           (454,258)        (5,200,622)
                                                          -----------             ------           --------         ----------
Total-- representing net assets applicable to
   outstanding capital stock                           $1,714,507,708         $2,286,342        $18,491,337        $92,351,404
                                                       ==============         ==========        ===========        ===========
Shares outstanding                                         35,929,904            239,688          1,919,080         10,073,986
                                                           ----------            -------          ---------         ----------
Net asset value per share of outstanding capital stock $        47.72         $     9.54        $      9.64        $      9.17
                                                       --------------         ----------        -----------        -----------

See accompanying notes to financial statements.


Statements of assets and liabilities (continued)
IDS Life Series Fund, Inc.
                                                                            International        Managed              Money
                                                                                Equity          Portfolio             Market
April 30, 2000                                                                Portfolio                              Portfolio

Assets
Investments in securities, at value (Note 1):
   (identified cost $345,170,683, $588,566,488 and
   $57,390,115, respectively)                                               $380,283,848       $829,347,495        $57,390,115
Cash in bank on demand deposit                                                    99,693             93,256            102,833
Receivable for investment securities sold                                         49,322            942,746                 --
Dividends and accrued interest receivable                                      1,075,275          4,124,345                 --
Total assets                                                                 381,508,138        834,507,842         57,492,948

Liabilities

Dividends payable to shareholders (Note 1)                                            --          3,217,605            273,643
Payable for investment securities purchased                                    1,930,985          4,243,160                 --
Accrued investment management services fee                                       279,330            442,473             22,764
Unrealized depreciation on foreign currency contracts
   held, at value (Notes 1 and 5)                                                 24,545                 --                 --
Other accrued expenses                                                            60,458             55,646             53,087
                                                                                  ------             ------             ------
Total liabilities                                                              2,295,318          7,958,884            349,494
                                                                               ---------          ---------            -------
Net assets applicable to outstanding capital stock                          $379,212,820       $826,548,958        $57,143,454
                                                                            ============       ============        ===========

Represented by
Capital stock-- $.001 par value (Note 1)                                    $     17,382       $     35,087        $    57,187
Additional paid-in capital                                                   283,267,337        553,419,412         57,125,531
Undistributed (excess of distributions over) net investment income                24,545           (307,323)           (37,940)
Accumulated net realized gain (loss) (Note 7)                                 60,855,208         32,620,775             (1,324)
Unrealized appreciation (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies (Note 5)                   35,048,348        240,781,007                 --
                                                                              ----------        -----------       ------------
Total-- representing net assets applicable to outstanding capital stock     $379,212,820       $826,548,958        $57,143,454
                                                                            ============       ============        ===========
Shares outstanding                                                            17,381,526         35,087,408         57,186,832
                                                                              ----------         ----------         ----------
Net asset value per share of outstanding capital stock                      $      21.82       $      23.56        $      1.00
                                                                            ------------       ------------        -----------

See accompanying notes to financial statements.


Statements of operations
IDS Life Series Fund, Inc.
                                                            Equity               Equity          Government           Income
                                                           Portfolio             Income          Securities          Portfolio
Year ended April 30, 2000                                                       Portfolio*        Portfolio

Investment income
Income:
Dividends                                              $    1,397,053           $ 12,160     $           --      $      24,973
Interest                                                    2,335,915              3,774          1,309,406          7,046,056
   Less foreign taxes withheld                                (13,347)                --                 --               (564)
                                                              -------             ------          ---------               ----
Total income                                                3,719,621             15,934          1,309,406          7,070,465
Expenses (Note 2):
Investment management and services fee                      9,965,485              5,680            148,303            664,467
Custodian fees                                                122,477             16,940             13,068             18,068
Audit fees                                                     15,750              9,000              9,000             10,500
Directors fees                                                  5,044                 --                 54                224
Printing and postage                                          150,785                300              1,394              6,866
Other                                                          18,938                 --                 --              2,832
                                                               ------            -------            -------              -----
Total expenses                                             10,278,479             31,920            171,819            702,957
   Less expenses voluntarily reimbursed by IDS Life                --            (25,278)                --                 --
                                                           ----------            -------            -------             ------
                                                           10,278,479              6,642            171,819            702,957
Earnings credits on cash balances (Note 2)                    (10,995)              (111)            (7,272)           (12,648)
                                                              -------               ----             ------            -------
Total expenses-- net                                       10,267,484              6,531            164,547            690,309
                                                           ----------              -----            -------            -------
Investment income (loss)-- net                             (6,547,863)             9,403          1,144,859          6,380,156
                                                           ----------              -----          ---------          ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                         468,338,406            (13,695)          (317,546)        (1,782,898)
   Foreign currency transactions                                7,803                 20                 --                355
   Options contracts written (Note 6)                       6,561,914                 --                 --                 --
                                                            ---------             ------            -------             ------
Net realized gain (loss) on investments                   474,908,123            (13,675)          (317,546)        (1,782,543)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                      248,810,072             38,662           (693,043)        (4,849,711)
Net gain (loss) on investments and foreign currencies     723,718,195             24,987         (1,010,589)        (6,632,254)
Net increase (decrease) in net assets resulting
   from operations                                       $717,170,332           $ 34,390       $    134,270       $   (252,098)
                                                         ============           ========       ============       ============

*For the period from June 17, 1999  (commencement  of  operations)  to April 30,
2000.

See accompanying notes to financial statements.


Statements of operations (continued)
IDS Life Series Fund, Inc.
                                                                             International        Managed            Money
                                                                                 Equity         Portfolio            Market
Year ended April 30, 2000                                                      Portfolio                           Portfolio

Investment income
Income:

Dividends                                                                   $  3,681,038     $    1,982,817        $        --
Interest                                                                       1,878,464         17,372,345          3,227,248
   Less foreign taxes withheld                                                  (187,565)           (15,194)                --
                                                                                --------            -------             ------
Total income                                                                   5,371,937         19,339,968          3,227,248
                                                                               ---------         ----------          ---------
Expenses (Note 2):
Investment management and services fee                                         3,162,742          5,215,075            288,994
Custodian fees                                                                   116,817             67,516             17,816
Audit fees                                                                        13,000             15,000              7,750
Directors fees                                                                     1,018              3,871                240
Printing and postage                                                              57,637             63,501             14,721
Other                                                                             37,379             17,561             12,420
                                                                                  ------             ------             ------
Total expenses                                                                 3,388,593          5,382,524            341,941
   Earnings credits on cash balances (Note 2)                                     (7,267)            (5,628)            (3,999)
                                                                                  ------             ------             ------
Total expenses-- net                                                           3,381,326          5,376,896            337,942
                                                                               ---------          ---------            -------
Investment income (loss)-- net                                                 1,990,611         13,963,072          2,889,306
                                                                               ---------         ----------          ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                             61,076,534         35,280,815               (330)
   Financial futures contracts                                                        --         (4,485,642)                --
   Foreign currency transactions                                                (273,513)           (11,763)                --
   Options contracts written (Note 6)                                                 --          1,514,220                 --
                                                                               ---------          ---------               ----
Net realized gain (loss) on investments                                       60,803,021         32,297,630               (330)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                         (12,487,688)        98,070,066                 --
                                                                             -----------         ----------              -----
Net gain (loss) on investments and foreign currencies                         48,315,333        130,367,696               (330)
                                                                              ----------        -----------               ----
Net increase (decrease) in net assets resulting
   from operations                                                           $50,305,944       $144,330,768         $2,888,976
                                                                             ===========       ============         ==========

See accompanying notes to financial statements.


Statements of changes in net assets
IDS Life Series Fund, Inc.

                                                                          Equity Portfolio             Equity Income Portfolio
                                                                                                             April 30, 2000
Year ended April 30,                                                2000                    1999              Period ended*

Operations and distributions
Investment income (loss)-- net                             $     (6,547,863)         $   (2,248,262)        $      9,403
Net realized gain (loss) on investments                         474,908,123             (88,124,536)             (13,675)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies              248,810,072              73,036,482               38,662
                                                                -----------              ----------               ------
Net increase (decrease) in net assets resulting from operations 717,170,332             (17,336,316)              34,390
                                                                -----------             -----------               ------

Distributions to shareholders from:
   Net investment income                                                 --                      --               (9,423)
   Net realized gain                                                     --            (139,606,605)                  --
                                                                    -------            ------------                 ----
Total distributions                                                      --            (139,606,605)              (9,423)
                                                                    -------            ------------               ------

Capital share transactions (Note 4)
Proceeds from sales                                              66,968,738              96,248,573            2,431,557
Reinvested distributions at net asset value                              --             139,606,605                2,585
Payments for redemptions                                        (58,568,002)            (23,792,543)            (172,767)
                                                                -----------             -----------             --------
Increase (decrease) in net assets from capital share transactions 8,400,736             212,062,635            2,261,375
                                                                  ---------             -----------            ---------
Total increase (decrease) in net assets                         725,571,068              55,119,714            2,286,342
Net assets at beginning of year                                 988,936,640             933,816,926                   --
                                                                -----------             -----------            ---------
Net assets at end of year                                    $1,714,507,708            $988,936,640           $2,286,342
                                                             ==============            ============           ==========

*For the period from June 17, 1999  (commencement  of  operations)  to April 30,
2000.

See accompanying notes to financial statements.


Statements of changes in net assets (continued)
IDS Life Series Fund, Inc.                             Government Securities Portfolio           Income Portfolio

Year ended April 30,                                         2000                 1999              2000               1999

Operations and distributions
Investment income (loss)-- net                           $  1,144,859      $     860,744       $  6,380,156       $  5,993,442
Net realized gain (loss) on investments                      (317,546)            89,785         (1,782,543)          (966,610)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies           (693,043)          (134,841)        (4,849,711)        (1,882,801)
                                                             --------           --------         ----------         ----------
Net increase (decrease) in net assets resulting
   from operations                                            134,270            815,688           (252,098)         3,144,031
                                                              -------            -------           --------          ---------
Distributions to shareholders from:
   Net investment income                                   (1,152,566)          (854,104)        (6,404,125)        (5,993,479)
   Net realized gain                                          (85,580)          (130,692)                --           (589,189)
   Excess distributions of net investment income                   --                 --           (562,813)                --
                                                             --------            -------           --------            -------
Total distributions                                        (1,238,146)          (984,796)        (6,966,938)        (6,582,668)
                                                           ----------           --------         ----------         ----------

Capital share transactions (Note 4)
Proceeds from sales                                         4,536,902          9,394,678          8,542,530         17,071,293
Reinvested distributions at net asset value                 1,156,059            984,796          6,471,840          6,582,668
Payments for redemptions                                   (8,033,158)        (2,881,530)       (13,022,393)        (5,410,142)
Increase (decrease) in net assets from capital
   share transactions                                      (2,340,197)         7,497,944          1,991,977         18,243,819
                                                           ----------          ---------          ---------         ----------
Total increase (decrease) in net assets                    (3,444,073)         7,328,836         (5,227,059)        14,805,182
Net assets at beginning of year                            21,935,410         14,606,574         97,578,463         82,773,281
                                                           ----------         ----------         ----------         ----------
Net assets at end of year                                 $18,491,337        $21,935,410         92,351,404        $97,578,463
                                                          ===========        ===========         ==========        ===========
Undistributed (excess of distributions over)
    net investment income                                 $   (11,365)       $    (3,870)       $  (498,739)       $    23,969
                                                          -----------        -----------        -----------        -----------

See accompanying notes to financial statements.



Statements  of  changes in net assets  (continued)
IDS Life  Series Fund, Inc.
                                                           International Equity Portfolio               Managed Portfolio

Year ended April 30,                                         2000                 1999              2000               1999

Operations and distributions
Investment income (loss)-- net                         $    1,990,611     $    2,451,845      $  13,963,072      $  13,435,735
Net realized gain (loss) on investments                    60,803,021          5,306,165         32,297,630          7,742,665
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                      (12,487,688)        13,907,417         98,070,066         44,855,676
                                                          -----------         ----------         ----------         ----------
Net increase (decrease) in net assets resulting
from operations                                            50,305,944         21,665,427        144,330,768         66,034,076
                                                           ----------         ----------        -----------         ----------
Distributions to shareholders from:
   Net investment income                                   (1,853,708)        (2,272,892)       (13,931,314)       (13,365,384)
   Net realized gain                                       (5,453,188)        (7,835,052)        (7,076,700)       (36,482,550)
                                                           ----------         ----------         ----------        -----------
Total distributions                                        (7,306,896)       (10,107,944)       (21,008,014)       (49,847,934)
                                                           ----------        -----------        -----------        -----------

Capital share transactions (Note 4)
Proceeds from sales                                        52,331,244         47,763,156         37,291,932         54,815,469
Reinvested distributions at net asset value                 7,306,895         10,107,944         17,790,408         49,847,934
Payments for redemptions                                   (6,425,606)        (4,000,061)       (37,010,015)       (16,393,026)
Increase (decrease) in net assets from capital
   share transactions                                      53,212,533         53,871,039         18,072,325         88,270,377
                                                           ----------         ----------         ----------         ----------
Total increase (decrease) in net assets                    96,211,581         65,428,522        141,395,079        104,456,519
Net assets at beginning of year                           283,001,239        217,572,717        685,153,879        580,697,360
                                                          -----------        -----------        -----------        -----------
Net assets at end of year                                $379,212,820       $283,001,239       $826,548,958       $685,153,879
                                                         ============       ============       ============       ============
Undistributed (excess of distributions over)
   net investment income                                 $     24,545       $       (833)      $   (307,323)      $   (254,517)
                                                         ------------       ------------       ------------       ------------

See accompanying notes to financial statements.

Statements of changes in net assets (continued)
IDS Life Series Fund, Inc.
                                                                                                     Money Market Portfolio

Year ended April 30,                                                                                2000               1999

Operations and distributions
Investment income (loss)-- net                                                                 $  2,889,306       $  1,766,572
Net realized gain (loss) on investments                                                                (330)               (25)
                                                                                                       ----                ---
Net increase (decrease) in net assets resulting from operations                                   2,888,976          1,766,547
                                                                                                  ---------          ---------
Distributions to shareholders from:
   Net investment income                                                                         (2,930,346)        (1,763,472)
                                                                                                 ----------         ----------

Capital share transactions (Note 4)
Proceeds from sales                                                                              37,333,359         26,717,943
Reinvested distributions at net asset value                                                       2,656,704          1,763,472
Payments for redemptions                                                                        (28,369,179)       (17,293,901)
                                                                                                -----------        -----------
Increase (decrease) in net assets from capital
   share transactions                                                                            11,620,884         11,187,514
                                                                                                 ----------         ----------
Total increase (decrease) in net assets                                                          11,579,514         11,190,589
Net assets at beginning of year                                                                  45,563,940         34,373,351
                                                                                                 ----------         ----------
Net assets at end of year                                                                       $57,143,454        $45,563,940
                                                                                                ===========        ===========
Undistributed (excess of distributions over) net investment income                              $   (37,940)       $     3,100
                                                                                                -----------        -----------

See accompanying notes to financial statements.

Notes to Financial Statements
IDS Life Series Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
IDS Life Series Fund, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Each Fund has 10 billion authorized shares of capital stock and the primary investments are as follows:

     Equity Portfolio primarily invests in U.S. common stocks and securities convertible into common stock;

     Equity Income Portfolio primarily invests in equity securities that provide steady dividend income;

     Government Securities Portfolio primarily invests in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies;

     Income Portfolio primarily invests in investment grade corporate bonds and government securities;

     International Equity Portfolio primarily invests in equity securities of foreign issuers;

     Managed Portfolio primarily invests in a combination of equity and debt securities; and

     Money Market Portfolio primarily invests in high-quality, short-term debt securities.

Shares of each Fund are sold to IDS Life Insurance Company (IDS Life) subaccounts or IDS Life Insurance Company of New York subaccounts in connection with the sale of variable insurance contracts.

The Fund's significant accounting policies are summarized as follows:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities in the Fund, except Money Market Portfolio, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund, except Money Market Portfolio, may buy and sell put or call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund, except Money Market Portfolio, may buy and sell financial future contracts. Risks of entering into future contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statements of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund, except Money Market Portfolio, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of April 30, 2000, investments in securities for Equity Portfolio included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of April 30, 2000 was $35,573,818 representing 2.07% of net assets for Equity Portfolio. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a when-issued basis
Delivery and payment for securities that have been purchased by Government Securities Portfolio, Income Portfolio and Managed Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid high-grade debt securities at least equal to the amount of its commitment. As of April 30, 2000, Government Securities Portfolio, Income Portfolio and Managed Portfolio had entered into outstanding when-issued or forward-commitments of $286,263, $3,021,521 and $4,039,944, respectively.

Federal income taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net  investment  income  (loss) and net realized  gains  (losses) may differ for
financial   statement   and  tax  purposes   primarily   because  of  wash  sale
transactions,  foreign  currency  exchange gains and losses,  and the timing and amount of market  discount  recognized  as ordinary  income.  The  character  of distributions  made during the year from net  investment  income or net realized gains may differ from their  ultimate  characterization  for federal  income tax purposes. Also, due to the timing of dividend distributions,  the fiscal year in which  amounts  are  distributed  may  differ  from the year that the  income or realized gains (losses) are recorded by the Fund.

On  the  statements  of  assets  and  liabilities,  as  a  result  of  permanent book-to-tax differences, undistributed net investment income and accumulated net
realized  gain  (loss)  have  been  increased  (decreased),   resulting  in  net
reclassification adjustments to additional paid-in capital by the following:

                                             Equity      Equity     Government     Income    International   Managed     Money
                                            Portfolio    Income     Securities    Portfolio     Equity      Portfolio    Market
                                                        Portfolio   Portfolio                  Portfolio               Portfolio
Undistributed net investment income       $6,547,863      $20          $212       $64,074     $(111,525)   $(84,564)       $--
Accumulated net realized gain (loss)      (6,547,863)     (20)         (212)         (229)      111,525      84,564         --
                                          ----------      ---          ----          ----       -------      ------       ----
Additional paid-in capital reductions
   (increase)                                 $--         $--          $--        $63,845         $--         $--          $--

Dividends to shareholders
As of April 30, 2000,  dividends  declared for each Fund payable May 1, 2000 are as follows:
Equity Portfolio                    $.000
Equity Income Portfolio             $.029
Government Securities Portfolio     $.042
Income Portfolio                    $.049
International Equity Portfolio      $.000
Managed Portfolio                   $.092
Money Market Portfolio              $.005

Distributions to shareholders are recorded as of the close of business on the record date and are payable on the first business day following the record date.
Dividends from net investment income, when available, are declared daily and distributed monthly for the Government Securities, Income and Money Market
Portfolios and declared and distributed quarterly for the Equity, Equity Income, International Equity and Managed Portfolios. Capital gain distributions, when available, will be made annually. However, additional capital gain distributions may be made periodically during the fiscal year in order to comply with the Internal Revenue Code as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. INVESTMENT MANAGEMENT AND SERVICES AGREEMENT
The Fund has an Investment Management and Services Agreement with IDS Life. For its services, IDS Life is paid a fee based on the aggregate average daily net assets of each Fund. The fee is 0.70% on an annual basis for Equity, Equity
Income, Government Securities, Income, and Managed Portfolios. For International
Equity Portfolio the fee is 0.95% on an annual basis. For Money Market Portfolio the fee is 0.50% on an annual basis.

IDS Life and American Express Financial  Corporation have an Investment Advisory
Agreement which calls for IDS Life to pay American Express Financial Corporation a fee for investment advice about the Fund's portfolios. The fee paid by IDS
Life is 0.25% of Equity, Equity Income, Government Securities, Income, Managed and Money Market Portfolios' average daily net assets for the year. The fee paid by IDS Life is 0.35% of International Equity Portfolio's average daily net assets for the year.

In addition to paying its own management fee, the Fund also pays its taxes, brokerage commissions and other non-advisory expenses. Expenses that relate to a particular Fund, such as custodian fees and registration fees for shares, are paid by that Fund. Other expenses are allocated to the Fund in an equitable manner as determined by the Fund's board. Each Fund also pays custodian fees to American Express Trust Company, an affiliate of IDS Life.

IDS Life has voluntarily agreed to reimburse each Fund for non-advisory expenses which exceed 0.10% on an annual basis of average daily net assets of each Fund.

During the year ended April 30, 2000, the Funds' custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

                 Fund                                 Reduction
                 Equity Portfolio                      $10,995
                 Equity Income Portfolio                   111
                 Government Securities Portfolio         7,272
                 Income Portfolio                       12,648
                 International Equity Portfolio          7,267
                 Managed Portfolio                       5,628
                 Money Market Portfolio                  3,999

3. SECURITIES TRANSACTIONS

For the year ended April 30, 2000, cost of purchases and proceeds from sales of securities aggregated, respectively, $332,053,967 and $320,312,969 for Money Market Portfolio. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                             Purchases                   Proceeds

Equity Portfolio             $1,762,162,565             $1,758,742,834
Equity Income Portfolio*          1,477,590                    162,345
Government Securities Portfolio  24,084,089                 26,539,899
Income Portfolio                 51,810,077                 44,524,276
International Equity Portfolio  379,628,517                350,711,390
Managed Portfolio               455,054,953                412,720,150

*For the period from June 17, 1999  (commencement  of  operations)  to April 30,
2000.

Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with IDS Life were $5,790 and $2,700 for Equity Portfolio and Managed Portfolio, respectively, for the year ended April 30, 2000 and $11 for Equity Income Portfolio for the period then ended.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for each Fund for the years indicated are as follows:

                                                                        Year ended April 30, 2000

                                             Equity      Equity     Government     Income    International   Managed     Money
                                            Portfolio    Income     Securities    Portfolio     Equity      Portfolio   Market
                                                       Portfolio*    Portfolio                 Portfolio               Portfolio

Sold                                      1,819,129    258,081       464,865      902,416    2,453,845    1,775,086  37,336,472
Issued for reinvested distributions              --        275       118,811      684,750      378,331    1,162,884   2,656,668
Redeemed                                 (1,464,937)   (18,668)     (830,048)  (1,379,676)    (313,026)  (1,975,196)(28,371,467)
                                         ----------    -------      --------   ----------     --------   ---------- -----------
Net increase (decrease)                     354,192    239,688      (246,372)     207,490    2,519,150      962,774  11,621,673


*For the period from June 17, 1999  (commencement  of  operations)  to April 30,
2000.

                                                                                  Year ended April 30, 1999

                                                       Equity       Government    Income   International   Managed     Money
                                                      Portfolio     Securities   Portfolio     Equity      Portfolio   Market
                                                                     Portfolio                 Portfolio               Portfolio

Sold                                                 3,674,588       914,617    1,697,801    2,679,831    2,965,062  26,720,544
Issued for reinvested distributions                  5,307,274        95,971      655,205      534,400    2,729,787   1,763,642
Redeemed                                              (902,671)     (280,555)    (539,281)    (219,595)    (883,671)(17,295,607)
                                                      --------      --------     --------     --------     -------- -----------
Net increase (decrease)                              8,079,191       730,033    1,813,725    2,994,636    4,811,178  11,188,579



5. FOREIGN CURRENCY CONTRACTS

As of April 30, 2000, Income Portfolio and International Equity Portfolio have foreign currency exchange contracts that obligate them to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Income Portfolio

                               Currency to               Currency to               Unrealized                 Unrealized
Exchange date                 be delivered               be received              appreciation               depreciation
May 2, 2000                      36,110                    39,795                       $68                      $--
                              U.S. Dollar           European Monetary Unit

June 27, 2000                    324,000                    3,213                       183                      --
                             Japanese Yen                U.S. Dollar

Dec. 27, 2000                    324,000                    3,307                       170                      --
                             Japanese Yen                U.S. Dollar

June 27, 2001                    324,000                    3,401                       159                      --
                             Japanese Yen                U.S. Dollar

Dec. 27, 2001                  40,324,000                  436,407                   19,958                      --
                             Japanese Yen                U.S. Dollar
Total                                                                               $20,538                     $--

International Equity Portfolio

                               Currency to               Currency to               Unrealized                 Unrealized
Exchange date                 be delivered               be received              appreciation               depreciation
May 2, 2000                      141,425                   155,326                      $--                      $218
                               U.S. Dollar          European Monetary Unit

May 2, 2000                     1,251,712                  792,097                       --                    18,655
                               U.S. Dollar              British Pound

May 3, 2000                      382,687                   242,187                       --                     5,672
                               U.S. Dollar              British Pound

Total                                                                                    $--                  $24,545



6. OPTIONS CONTRACTS WRITTEN

Contracts and premium amounts associated with options contracts written by Equity Portfolio are as follows:

                                                                   Year ended April 30, 2000
                                                   Puts                                                 Calls
                                     Contracts               Premium                      Contracts              Premium
Balance April 30, 1999                  400                  $55,375                       3,300               $2,143,606
Opened                                5,560                2,280,905                      18,845                9,874,716
Closed                               (3,560)                (757,166)                     (8,700)              (6,284,411)
Exercised                              (992)              (1,219,079)                     (6,345)              (2,976,697)
Expired                              (1,408)                (360,035)                     (7,100)              (2,757,214)
Balance April 30, 2000                   --                      $--                         --                       $--


See "Summary of significant accounting policies."

Contracts and premium amounts associated with options contracts written by Managed Portfolio are as follows:

                                          Year ended April 30, 2000
                                                   Calls
                                     Contracts               Premium

Balance April 30, 1999                   --                      $--
Opened                               14,600                2,573,910
Closed                               (3,800)              (1,021,066)
Exercised                            (2,700)                (410,636)
Expired                              (8,100)              (1,142,208)
Balance April 30, 2000                   --                      $--


See "Summary of significant accounting policies."


7. CAPITAL LOSS CARRYOVER
For federal income tax purposes, Equity Income Portfolio, Government Securities Portfolio and Income Portfolio have capital loss carryovers of $13,419, $317,758 and $2,761,039, respectively, as of April 30, 2000, that will expire in 2008-2009 for Equity Income Portfolio, 2008-2009 for Government Securities Portfolio and 2007-2009 for Income Portfolio if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.


8. FINANCIAL HIGHLIGHTS
"Financial highlights" showing per share data and selected financial information is presented on pages 28-34 of the prospectus.

Investments in Securities

IDS Life Series Fund, Inc.
Equity Portfolio
April 30, 2000

(Percentages represent value of investments compared to net assets)

Common stocks (93.4%)
Issuer                                                                                       Shares                     Value(a)

Airlines (2.1%)
Continental Airlines Cl B                                                                   225,000(b)                $9,000,000
Ryanair Holdings ADR                                                                        350,000(b,c)              14,262,500
SkyWest                                                                                     300,000                   12,637,500
Total                                                                                                                 35,900,000

Banks and savings & loans (1.8%)
CompuCredit                                                                                 185,000(b)                 6,070,625
Sovereign Bancorp                                                                         1,500,000                   10,312,500
WFS Financial                                                                               700,000(b)                13,650,000
Total                                                                                                                 30,033,125

Beverages & tobacco (0.4%)
Coors (Adolph) Cl B                                                                         150,000                    7,650,000

Communications equipment & services (9.7%)
Amdocs                                                                                      390,000(b)                26,398,125
CIENA                                                                                       250,000(b)                30,906,250
Copper Mountain Networks                                                                    315,000(b)                26,263,125
Covad Communications Group                                                                  412,500(b)                11,446,875
Digital Microwave                                                                           400,000(b)                14,775,000
Fairchild Semiconductor Intl Cl A                                                           150,000(b)                 7,125,000
Finisar                                                                                     764,400(b)                28,521,675
Turnstone Systems                                                                           187,500(b)                20,625,000
Total                                                                                                                166,061,050

Computer software & services (3.4%)
Braun Consulting                                                                            175,000(b)                 4,375,000
Citrix Systems                                                                              250,000(b)                15,265,625
SunGard Data Systems                                                                        640,000(b)                22,120,000
WebMethods                                                                                   40,000(b)                 3,600,000
WebTrends                                                                                   400,000(b)                13,125,000
Total                                                                                                                 58,485,625

Computers & office equipment (22.4%)
Affiliated Computer Services Cl A                                                           400,000(b)                13,250,000
Cisco Systems                                                                               450,000(b)                31,197,656
Data Return                                                                                 175,000(b)                 4,298,438
E.piphany                                                                                   100,000(b)                 6,606,250
Edwards (JD) & Co                                                                           300,000(b)                 5,475,000
EMC                                                                                          85,000(b)                11,809,688
Emulex                                                                                      244,800(b)                11,107,800
Extreme Networks                                                                            360,000(b)                20,745,000
Immersion                                                                                   200,000(b)                 7,200,000
InfoSpace.com                                                                               330,000(b)                23,698,125
IntraNet Solutions                                                                          225,000(b)                 5,006,250
Juniper Networks                                                                            220,000(b)                46,791,249
Keynote Systems                                                                             250,000(b)                11,218,750
Liberate Technologies                                                                       200,000(b)                 7,825,000
LifeMinders.com                                                                             350,000(b)                15,531,250
Natl Information Consortium                                                                 450,000(b)                 5,568,750
Netegrity                                                                                   300,000(b)                13,312,500
NOVA                                                                                        400,000(b)                12,650,000
Optimal Robotics                                                                            150,000(b,c)               6,375,000
Predictive Systems                                                                          250,000(b)                11,781,250
S1                                                                                          299,645(b)                16,274,469
Safeguard Scientifics                                                                       380,700(b)                15,894,225
SonicWALL                                                                                   225,000(b)                13,612,500
Trintech Group ADR                                                                          400,000(b,c)              10,800,000
VeriSign                                                                                    355,000(b)                49,478,124
WatchGuard Technologies                                                                     150,000(b)                 7,228,125
Total                                                                                                                384,735,399

Electronics (19.7%)
Align-Rite Intl                                                                             200,000(b)                 4,812,500
Altera                                                                                      100,000(b)                10,225,000
Flextronics Intl                                                                            500,000(b,c)              35,125,000
Jabil Circuit                                                                               460,000(b)                18,831,250
JDS Uniphase                                                                                200,000(b)                20,750,000
KLA-Tencor                                                                                  350,000(b)                26,206,250
Novellus Systems                                                                            405,000(b)                27,008,438
Pericom Semiconductor                                                                       250,000(b)                10,984,375
PMC-Sierra                                                                                  270,000(b,c)              51,806,249
RF Micro Devices                                                                            175,000(b)                18,210,938
SDL                                                                                         200,000(b)                39,000,000
Taiwan Semiconductor Mfg ADR                                                                100,000(b,c)               5,231,250
Teradyne                                                                                    380,000(b)                41,800,000
Varian Medical Systems                                                                      100,000(b)                 4,000,000
Vitesse Semiconductor                                                                       325,000(b)                22,120,313
Total                                                                                                                336,111,563

Energy (2.4%)
Apache                                                                                      250,000                   12,109,374
EOG Resources                                                                               105,500                    2,624,313
Kerr-McGee                                                                                  269,400                   13,963,990
Tosco                                                                                       375,000                   12,023,438
Total                                                                                                                 40,721,115

Energy equipment & services (1.3%)
Cooper Cameron                                                                              300,000(b)                22,500,000

Financial services (2.1%)
Kansas City Southern Inds                                                                   200,000                   14,374,999
Knight/Trimark Group Cl A                                                                   375,000(b)                14,132,813
LaBranche                                                                                   615,300(b)                 7,345,144
Total                                                                                                                 35,852,956

Health care (6.4%)
Alpharma Cl A                                                                               250,000                    9,656,250
Diversa                                                                                     185,000(b)                 4,995,000
Emisphere Technologies                                                                      415,000(b)                17,034,453
ILEX Oncology                                                                               340,000(b)                 8,160,000
Novoste                                                                                     250,000(b)                10,250,000
NOVOSTE                                                                                      50,000(b)                 2,050,000
OraPharma                                                                                   350,000(b)                 3,565,625
ORATEC Interventions                                                                        250,000(b)                 8,515,625
Pharmacyclics                                                                               500,000(b)                22,687,500
Priority Healthcare Cl B                                                                    400,000(b)                22,150,000
Total                                                                                                                109,064,453

Health care services (1.7%)
Abgenix                                                                                     100,000(b)                 8,956,250
Guilford Pharmaceuticals                                                                    750,000(b)                13,031,250
PRAECIS Pharmaceuticals                                                                     500,000(b)                 7,437,500
Total                                                                                                                 29,425,000

Insurance (0.8%)
XL Capital Cl A                                                                             300,000(c)                14,287,500

Media (2.4%)
Univision Communications Cl A                                                               375,000(b)                40,968,750

Miscellaneous (3.6%)
Crossroads Systems                                                                           30,700(b)                 2,168,188
Digex                                                                                       455,000(b)                35,489,999
FirePond                                                                                    220,000(b)                 3,506,250
FLAG Telecom Holdings                                                                       300,000(b,c)               5,850,000
MetaSolv Software                                                                           143,500(b)                 4,896,938
NetSolve                                                                                    200,000(b)                 5,900,000
Rockford                                                                                    400,000(b)                 4,400,000
Total                                                                                                                 62,211,375

Multi-industry conglomerates (2.0%)
Electronics for Imaging                                                                     175,000(b)                 9,143,750
Mettler-Toledo Intl                                                                         350,000(b)                12,075,000
NCO Group                                                                                   400,000(b)                13,750,000
Total                                                                                                                 34,968,750

Retail (3.5%)
American Eagle Outfitters                                                                   283,000(b)                 4,811,000
Bed Bath & Beyond                                                                           470,000(b)                17,243,125
EMusic.com                                                                                  204,600(b)                   441,169
Family Dollar Stores                                                                        528,000                   10,065,000
Linens `N Things                                                                            225,000(b)                 6,946,875
Tiffany                                                                                     150,000                   10,903,125
Tuesday Morning                                                                             705,000(b)                 8,812,500
Total                                                                                                                 59,222,794

Transportation (0.5%)
EGL                                                                                         350,000(b)                 8,028,125

Utilities -- electric (0.4%)
Montana Power                                                                               175,000                    7,710,938

Utilities -- telephone (6.9%)
Allegiance Telecom                                                                          500,000(b)                35,375,000
COLT Telecom Group ADR                                                                      100,000(b,c)              17,075,000
Concentric Network                                                                          375,000(b)                16,312,500
DSL.net                                                                                     600,000(b)                 6,000,000
Intermedia Communications                                                                   250,000(b)                10,187,500
RCN                                                                                         260,000(b)                 7,442,500
Viatel                                                                                      250,000(b)                 9,562,500
WinStar Communications                                                                      400,000(b)                15,950,000
Total                                                                                                                117,905,000

Total common stocks
(Cost: $1,083,672,752)                                                                                            $1,601,843,518


Preferred stocks (2.1%)

Issuer                                                                                      Shares                      Value(a)
Aurgin Systems
   2.46%                                                                                  1,371,586(e)                $3,374,102
Dia Dexus
   Cv Series C                                                                              462,500(b,e)               3,700,000
Docent
   7.52% Series E                                                                           265,957(e)                 1,999,997
Egility
   3.46%                                                                                  1,444,043(e)                 5,000,000
FREEI.Net
   8.05%                                                                                    372,636(e)                 2,999,720
Gorp.com
   5.15% Series B                                                                           873,786(e)                 4,499,998
Mars
   1.85% Cv                                                                               2,702,703(e)                 5,000,000
MarsMusic.com Cl A
   Cv                                                                                     3,000,000(b,e)               3,000,000
Protein Delivery
   2.50%                                                                                  1,200,000(e)                 3,000,000
SignalSoft Cl E
   Cv                                                                                       506,757(b,e)               3,000,001

Total preferred stocks
(Cost: $35,574,090)                                                                                                  $35,573,818

Bond (0.4%)

Issuer                                                            Coupon                  Principal                     Value(a)
                                                                   rate                    amount
Equinix
      12-01-07                                                    13.00%                 $6,900,000(d)                $7,176,000

Total bond
(Cost: $6,900,000)                                                                                                    $7,176,000

Options purchased (--%)
Issuer                                     Shares                Exercise                 Expiration                    Value(a)
                                                                   price                     date
Call
Mentor                                     75,000                   $30                    May 2000                     $58,594

Put
Continental Airlines                       42,500                    30                   June 2000                       15,937

Total options purchased
(Cost: $340,917)                                                                                                         $74,531

Short-term securities (3.9%)
Issuer                                                          Annualized                  Amount                      Value(a)
                                                               yield on date              payable at
                                                                of purchase                maturity

U.S. government agencies (3.7%)
Federal Home Loan Bank Disc Nts
      05-03-00                                                        5.89%             $21,000,000                  $20,982,821
      05-31-00                                                        5.91                9,200,000                    9,150,412
Federal Home Loan Mtge Corp Disc Nt
      05-23-00                                                        5.93                5,400,000                    5,377,837
Federal Natl Mtge Assn Disc Nts
      06-20-00                                                        6.01                9,700,000                    9,614,887
      06-29-00                                                        6.07                2,900,000                    2,868,735
      07-13-00                                                        6.26               15,700,000                   15,495,167
Total                                                                                                                 63,489,859

Commercial paper (0.2%)
Falcon Asset
      05-16-00                                                        6.05                1,200,000(f)                 1,196,382
Motorola
      06-07-00                                                        6.09                2,600,000                    2,582,522
Total                                                                                                                  3,778,904

Total short-term securities
(Cost: $67,281,310)                                                                                                  $67,268,763

Total investments in securities
(Cost: $1,193,769,069)(g)                                                                                         $1,711,936,630


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of April 30, 2000, the value of foreign securities represented 9.38% of net assets.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at April 30, 2000, is as follows:

Security                      Acquisition                           Cost
                                 dates

Aurgin Systems
2.46%                           12-16-99                         $3,374,102

Dia Dexus
Cv Series C                     04-03-00                          3,700,000

Docent
7.52% Series E                  03-30-00                          1,999,997

Egility
3.46%                           03-23-00                          5,000,000

FREEI.Net
8.05%                           11-04-99                          2,999,992

Gorp.com
5.15% Series B                  02-21-00                          4,499,998

MARS
1.85% Cv                        02-17-99                          5,000,000

MarsMusic.com Cl A
Cv                              12-01-99                          3,000,000

Protein Delivery
2.50%                           05-04-99                          3,000,000

SignalSoft Cl E
Cv                              12-15-99                          3,000,001

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g) At April 30, 2000,  the cost of securities  for federal  income tax purposes
was  $1,195,896,394   and  the  aggregate  gross  unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation                                     $633,958,077
Unrealized depreciation                                     (117,917,841)
                                                            ------------
Net unrealized appreciation                                 $516,040,236


Investments in Securities
IDS Life Series Fund, Inc.
Equity Income
April 30, 2000

(Percentages represent value of investments compared to net assets)

Common stocks (58.6%)
Issuer                                                                                       Shares               Value(a)

Aerospace & defense (1.7%)
Boeing                                                                                          350               $13,890
Goodrich (BF)                                                                                   363                11,571
Honeywell Intl                                                                                   72                 4,032
Rockwell Intl                                                                                   211                 8,308
Total                                                                                                              37,801

Automotive & related (1.4%)
Ford Motor                                                                                      308                16,844
General Motors                                                                                  171                16,010
Total                                                                                                              32,854

Banks and savings & loans (6.1%)
Allied Capital                                                                                  560                10,465
Bank of America                                                                                 582                28,517
Bank of New York                                                                                429                17,616
Chase Manhattan                                                                                 131                 9,440
First Union                                                                                     362                11,539
FleetBoston Financial                                                                           586                20,766
Mellon Financial                                                                                439                14,103
SLM Holding                                                                                     200                 6,263
Wells Fargo                                                                                     509                20,900
Total                                                                                                             139,609

Building materials & construction (1.2%)
Fluor                                                                                           281                 9,431
Martin Marietta Materials                                                                       360                19,080
Total                                                                                                              28,511

Chemicals (1.2%)
Dow Chemical                                                                                     56                 6,328
Du Pont (EI) de Nemours                                                                         239                11,338
Lyondell Petrochemical                                                                          510                 9,371
Total                                                                                                              27,037

Communications equipment & services (0.9%)
Motorola                                                                                        175                20,836

Computer software & services (0.3%)
BMC Software                                                                                    161(b)              7,537

Computers & office equipment (3.0%)
Electronic Data Systems                                                                         114                 7,838
EQUANT                                                                                          117(b,c)            9,126
First Data                                                                                      172                 8,374
Hewlett-Packard                                                                                  99                13,365
NOVA                                                                                            427(b)             13,504
Solectron                                                                                       358(b)             16,759
Total                                                                                                              68,966

Energy (7.0%)
Chevron                                                                                         426                36,263
Conoco Cl A                                                                                     727                17,312
Conoco Cl B                                                                                     193                 4,801
ENI                                                                                           2,700(b,c)           13,427
Exxon Mobil                                                                                     565                43,892
FirstEnergy                                                                                     222                 5,647
Sunoco                                                                                          510                15,459
Texaco                                                                                          450                22,275
Total                                                                                                             159,076

Energy equipment & services (0.4%)
Halliburton                                                                                     220                 9,721

Financial services (8.6%)
Alliance Capital Management Holding LP                                                          576                25,812
Citigroup                                                                                     1,150                68,353
Kansas City Southern Inds                                                                       350                25,156
MBNA                                                                                            950                25,234
Morgan Stanley, Dean Witter, Discover & Co                                                      290                22,258
Providian Financial                                                                             342                30,117
Total                                                                                                             196,930

Food (1.3%)
Bestfoods                                                                                       248                12,462
General Mills                                                                                   268                 9,749
Sara Lee                                                                                        445                 6,675
Total                                                                                                              28,886

Health care (3.0%)
American Home Products                                                                          255                14,328
Baxter Intl                                                                                     177                11,527
Mylan Laboratories                                                                              453                12,854
Pharmacia                                                                                       220                10,994
Warner-Lambert                                                                                  160                18,210
Total                                                                                                              67,913

Household products (0.9%)
Colgate-Palmolive                                                                               351                20,051

Industrial equipment & services (1.7%)
Caterpillar                                                                                     112                 4,417
Illinois Tool Works                                                                             235                15,055
Parker-Hannifin                                                                                 429                19,948
Total                                                                                                              39,420

Insurance (3.4%)
American Intl Group                                                                             440                48,263
Aon                                                                                             400                10,825
Marsh & McLennan                                                                                192                18,924
Total                                                                                                              78,012

Media (2.5%)
Adelphia Communications Cl A                                                                    117(b)              5,799
CBS                                                                                             651(b)             38,246
MediaOne Group                                                                                  174(b)             13,159
Total                                                                                                              57,204

Miscellaneous (--%)
Edwards Lifesciences                                                                             33(b)                495

Paper & packaging (0.9%)
Intl Paper                                                                                      553                20,323

Retail (3.8%)
Circuit City Stores-Circuit City Group                                                          623                36,640
CVS                                                                                             470                20,445
Target                                                                                          440                29,288
Total                                                                                                              86,373

Transportation (0.6%)
Teekay Shipping                                                                                 429                14,077

Utilities -- electric (1.9%)
Duke Energy                                                                                     182                10,464
Edison Intl                                                                                     364                 6,939
New Century Energies                                                                            172                 5,612
NiSource                                                                                        286                 5,291
Northern States Power                                                                           364                 7,940
Texas Utilities                                                                                 208                 7,007
Total                                                                                                              43,253

Utilities -- gas (0.4%)
El Paso Energy                                                                                  193                 8,203

Utilities -- telephone (6.4%)
ALLTEL                                                                                           56                 3,731
AT&T                                                                                            687                32,073
Bell Atlantic                                                                                   354                20,975
BellSouth                                                                                       437                21,276
GTE                                                                                             106                 7,182
MCI WorldCom                                                                                    447(b)             20,311
SBC Communications                                                                              705                30,887
U S WEST Communications Group                                                                   152                10,821
Total                                                                                                             147,256

Total common stocks
(Cost: $1,301,550)                                                                                             $1,340,344

Short-term securities (34.8%)

Issuer                                                          Annualized                  Amount                      Value(a)
                                                               yield on date              payable at
                                                                of purchase                maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
      06-13-00                                                        6.07%                $500,000                     $496,154
Federal Natl Mtge Assn Disc Nt
      05-04-00                                                        5.83                  300,000                      299,709

Total short-term securities
(Cost: $795,995)                                                                                                        $795,863

Total investments in securities
(Cost: $2,097,545)(d)                                                                                                 $2,136,207


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of April 30, 2000, the value of foreign securities represented 0.99% of net assets.

(d) At April 30, 2000, the cost of securities for federal income tax purposes was $2,097,821 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                        $104,687
Unrealized depreciation                                         (66,301)
                                                                -------
Net unrealized appreciation                                     $38,386


Investments in Securities

IDS Life Series Fund, Inc.
Government Securities Portfolio
April 30, 2000

(Percentages represent value of investments compared to net assets)

Bonds (91.4%)
Issuer                                                              Coupon                 Principal                    Value(a)
                                                                     rate                   amount

Mortgage-backed securities (64.3%)
Federal Home Loan Mtge Corp
      06-01-12                                                        7.00%                $139,007                     $135,932
      01-01-13                                                        6.00                  317,808                      298,741
      02-01-13                                                        6.50                  211,522                      202,847
      09-01-14                                                        6.00                  972,289                      912,163
      12-01-27                                                        6.00                  268,026                      243,064
      05-01-28                                                        7.00                  306,411                      293,867
      08-01-28                                                        7.00                  174,677                      167,405
      09-01-29                                                        7.00                1,389,698                    1,330,205
Federal Natl Mtge Assn
      02-13-04                                                        5.13                1,125,000                    1,045,729
      08-15-04                                                        6.50                  100,000                       97,158
      05-01-09                                                        5.50                  442,105                      413,125
      06-01-10                                                        6.50                  214,870                      208,190
      08-01-11                                                        8.50                   68,566                       69,980
      03-01-13                                                        6.00                  161,438                      151,914
      04-01-13                                                        5.50                  346,075                      317,493
      07-01-13                                                        6.50                  405,062                      388,231
      09-01-14                                                        7.00                  496,824                      485,340
      03-01-15                                                        7.00                   99,201                       96,908
      03-01-23                                                        9.00                   50,322                       51,895
      09-01-25                                                        7.00                  153,714                      147,806
      04-01-27                                                        6.50                  212,498                      198,678
      03-01-28                                                        6.50                  323,575                      302,342
      04-01-28                                                        6.00                  266,040                      241,218
      09-01-28                                                        6.00                  624,635                      565,998
      10-01-28                                                        6.00                  694,347                      629,562
      11-01-28                                                        6.00                  464,717                      421,358
      12-01-28                                                        7.00                  372,220                      356,202
      05-01-30                                                        8.50                  280,000(b)                   283,850
Govt Natl Mtge Assn
      05-15-17                                                        8.00                   31,166                       31,663
      07-15-28                                                        6.50                1,909,773                    1,789,820
                                                                                                                       ---------
Total                                                                                                                 11,878,684

U.S. government obligations (27.2%)
Resolution Funding Corp
      10-15-19                                                        8.13                  400,000                      447,695
   Zero Coupon
      04-15-05                                                        5.66                  200,000(c)                   143,311
      10-15-09                                                        7.12                  460,000(c)                   243,645

U.S. Treasury
      08-15-01                                                        7.88                  100,000                      101,489
      11-15-01                                                        7.50                  500,000                      505,807
      11-30-02                                                        5.75                  300,000                      293,601
      05-15-16                                                        7.25                  300,000                      328,498
      11-15-16                                                        7.50                  700,000                      785,505
      05-15-17                                                        8.75                  950,000                    1,186,245
      08-15-23                                                        6.25                  725,000                      724,594
      11-15-24                                                        7.50                  145,000                      167,993
      08-15-27                                                        6.38                  100,000                      102,219
                                                                                                                         -------
Total                                                                                                                  5,030,602

Total bonds
(Cost: $17,363,039)                                                                                                  $16,909,286

Short-term securities (4.8%)
Issuer                                                          Annualized                  Amount                      Value(a)
                                                               yield on date              payable at
                                                                of purchase                maturity

U.S. government agency
Federal Home Loan Bank Disc Nts
      05-31-00                                                        5.86%                $400,000                     $397,719
      06-21-00                                                        6.04                  500,000                      495,297

Total short-term securities
(Cost: $893,521)                                                                                                        $893,016

Total investments in securities
(Cost: $18,256,560)(d)                                                                                               $17,802,302



 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At April 30, 2000, the cost of securities purchased, including interest purchased, on a when-issued basis was $286,263.

(c) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(d) At April 30, 2000, the cost of securities for federal income tax purposes was $18,255,089 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                     $106,150
Unrealized depreciation                                     (558,937)
                                                            --------
Net unrealized depreciation                                $(452,787)

Investments in Securities

IDS Life Series Fund, Inc.
Income Portfolio
April 30, 2000

(Percentages represent value of investments compared to net assets)

Bonds (93.8%)
Issuer                                                              Coupon                   Principal                 Value(a)
                                                                     rate                     amount

Government obligations (4.7%)
People's Republic of China
   (U.S. Dollar)
      07-03-01                                                        7.38%                $100,000(c)                  $100,532
Republic of Brazil
   (U.S. Dollar)
      04-15-14                                                        8.00                  363,963(c)                   260,463
U.S. Treasury
      05-15-17                                                        8.75                  400,000                      499,472
      05-15-18                                                        9.13                2,300,000                    2,983,721
United Mexican States
   (U.S. Dollar)
      03-12-08                                                        8.63                  250,000(c)                   238,375
      09-15-16                                                       11.38                  250,000(c)                   281,720
Total                                                                                                                  4,364,283

Mortgage-backed securities (32.4%)
Federal Home Loan Mtge Corp
      07-15-04                                                        6.25                3,500,000                    3,370,909
      06-01-09                                                        5.50                  456,472                      427,407
      08-01-11                                                        6.50                1,440,248                    1,387,621
      03-01-13                                                        5.50                  807,783                      742,126
      06-15-20                                                        8.00                   96,297                       96,361
Federal Natl Mtge Assn
      03-15-01                                                        5.63                  600,000                      594,528
      04-15-03                                                        5.75                2,000,000                    1,921,652
      06-01-10                                                        6.50                  644,609                      624,571
      02-01-11                                                        6.00                1,222,281                    1,158,848
      09-01-13                                                        6.00                1,630,851                    1,528,804
      11-01-13                                                        6.00                1,694,652                    1,588,613
      05-01-26                                                        7.00                3,378,991                    3,249,102
      07-01-26                                                        7.00                1,423,983                    1,367,906
      12-01-27                                                        6.00                2,269,756                    2,058,256
      12-01-27                                                        6.50                1,826,622                    1,706,384
      10-01-28                                                        6.50                1,775,402                    1,658,610
      02-01-30                                                        7.50                3,000,000                    2,937,965
      05-01-30                                                        8.00                3,000,000(k)                 2,994,375
Merrill Lynch Mtge Investors
      06-15-21                                                        7.58                  103,576(l)                    96,746
Morgan Stanley Capital
   Collateralized Mtge Obligation
      11-15-28                                                        6.59                  365,845                      362,392
Total                                                                                                                 29,873,176

Aerospace & defense (0.5%)
BE Aerospace
   Sr Sub Nts Series B
      02-01-06                                                        9.88                  100,000                       90,750
Goodrich (BF)
      07-01-01                                                        9.63                  150,000                      152,439
Northrop-Grumman
      03-01-06                                                        7.00                  250,000                      234,197
Total                                                                                                                    477,386

Airlines (0.4%)
Continental Airlines
   Series 1996A
      10-15-13                                                        6.94                  354,888                      331,511

Automotive & related (1.8%)
Arvin Capital
   Company Guaranty
      02-01-27                                                        9.50                  250,000                      236,009
Exide
   Cv Sr Sub Nts
      12-15-05                                                        2.90                  150,000(d)                    77,267
Ford Motor Credit
      07-16-04                                                        6.70                  500,000                      481,393
Lear
   Company Guaranty Series B
      05-15-09                                                        8.11                  500,000                      446,330
Mascotech
   Cv Sub Deb
      12-15-03                                                        4.50                  100,000                       73,000
MSX Intl
   Company Guaranty
      01-15-08                                                       11.38                  125,000                      117,500
Venture Holdings Trust
   Sr Nts Series B
      07-01-05                                                        9.50                  250,000                      205,000
Total 1,636,499

Banks and savings & loans (4.6%)
Capital One Bank
      05-15-08                                                        6.70                  500,000                      454,297
Comerica Bank
   Sub Nts
      10-01-08                                                        6.00                  500,000                      435,549
Corp Andina de Fomento
   (U.S. Dollar)
      02-01-03                                                        7.10                  300,000(c)                   290,588
Dao Heng Bank
   (U.S. Dollar) Sub Nts
      01-24-07                                                        7.75                  500,000(c,d)                 472,704
Fleet Financial Group
   Sr Nts
      12-01-01                                                        9.00                  200,000                      204,425
Hubco Capital Trust
   Company Guaranty Series B
      02-01-27                                                        8.98                  500,000                      490,163
Long Term Credit Bank Japan
   (Japanese Yen)
      12-27-01                                                        8.00               40,000,000(c)                   373,355
MBNA American Bank
   Sub Nts
      03-15-08                                                        6.75                  500,000                      462,604
Sanwa Finance Aruba
   (U.S. Dollar)
      07-15-09                                                        8.35                  500,000(c)                   493,924
Washington Mutual Capital
   Company Guaranty
      06-01-27                                                        8.38                  200,000                      189,762
Wells Fargo
   Sr Medium-term Nts Series G
      09-15-02                                                        6.38                  400,000                      389,812
Total                                                                                                                  4,257,183

Building materials & construction (1.6%)
Carlisle Companies
   Sr Nts
      01-15-07                                                        7.25                  500,000                      478,123
Foster Wheeler
      11-15-05                                                        6.75                  300,000                      251,488
Pulte
   Sr Nts
      12-15-03                                                        7.00                  300,000                      284,155
Tyco Intl Group
   (U.S. Dollar) Company Guaranty
      06-15-03                                                        6.25                  500,000(c)                   477,938
Total                                                                                                                  1,491,704

Chemicals (2.2%)
Allied Waste North America
   Company Guaranty Series B
      08-01-09                                                       10.00                  100,000                       67,750
Dow Chemical
      11-01-29                                                        7.38                  200,000                      190,068
IMC Global
      10-15-01                                                        6.63                  500,000                      489,608
Lyondell Chemical
   Series A
      05-01-07                                                        9.63                  250,000                      246,563
Rohm & Haas
      07-15-04                                                        6.95                  500,000                      489,469
Sovereign Specialty Chemical
      03-15-10                                                       11.88                   75,000(d)                    75,750
Waste Management
   Sr Nts
      10-01-07                                                        7.13                  500,000                      430,150
Total                                                                                                                  1,989,358

Communications equipment & services (3.1%)
360 Networks
   (U.S. Dollar) Sr Nts
      05-01-08                                                       13.00                  150,000(c,d)                 147,375
American Tower
   Cv
      02-15-10                                                        5.00                   65,000(d)                    67,113
DLJ Secured Loan Trust
   Sr Secured Ctfs
      07-07-07                                                       10.13                  500,000(d)                   499,999
Dobson/Sygnet Communications
   Sr Nts
      12-15-08                                                       12.25                  100,000                      104,000
EchoStar DBS
   Sr Nts
      02-01-09                                                        9.38                  205,000                      198,850
KMC Telecom Holdings
   Zero Coupon Sr Disc Nts
      02-15-03                                                       12.68                  250,000(e)                   122,813
KPNQwest
   (U.S. Dollar) Sr Nts
      06-01-09                                                        8.13                  250,000(c)                   238,750
MJD Communications
   Sr Sub Nts Series B
      05-01-08                                                        9.50                  100,000                       91,500
Nextel Partners
   Sr Nts
      03-15-10                                                       11.00                  125,000(d)                   121,563
NTL
   Cv Sub Nts
      12-15-09                                                        5.75                   60,000(d)                    52,725
   Sr Nts Series B
      10-01-08                                                       11.50                  105,000                      106,575
   Zero Coupon Sr Nts Series B
      04-01-03                                                        9.78                  190,000(e)                   120,888
Price Communications Wireless
   Company Guaranty Series B
      12-15-06                                                        9.13                  300,000                      296,249
Rural Cellular
   Sr Sub Nts Series B
      05-15-08                                                        9.63                  250,000                      241,250
Tritel PCS
   Zero Coupon Company Guaranty
      05-15-04                                                       11.13                  250,000(e)                   166,250
Versatel Telecom
   (European Monetary Unit)
      12-17-04                                                        4.00                   70,000(c,d)                  73,819
      03-30-05                                                        4.00                   80,000(c,d)                  73,353
   (U.S. Dollar) Sr Nts
      05-15-08                                                       13.25                  100,000(c)                   101,500
Total                                                                                                                  2,824,572

Computers & office equipment (0.8%)
Globix
   Sr Nts
      02-01-10                                                       12.50                  250,000(d)                   220,000
Hewlett-Packard
   Zero Coupon Sub Nts
      10-14-17                                                        3.13                  100,000(f)                    76,875
Hyperion Solutions
   Cv
      03-15-05                                                        4.50                   25,000                       20,625
Juniper Networks
      03-15-07                                                        4.75                  120,000                      109,950
PSINet
   Sr Nts
      11-01-08                                                       11.50                  200,000                      179,000
Sanmina
   Cv
      05-01-04                                                        4.25                   20,000                       29,575
Silicon Graphics
   Cv Sr Nts
      09-01-04                                                        5.25                   80,000                       56,600
Solectron
   Zero Coupon Cv
      01-27-19                                                        4.00                   50,000(f)                    38,071
Total                                                                                                                    730,696

Electronics (0.9%)
Advanced Energy Industries
   Cv
      11-15-06                                                        5.25                   40,000                       61,750
Conexant Systems
   Cv
      02-01-07                                                        4.00                   60,000                       50,775
   Cv Sub Nts
      02-01-07                                                        4.00                   60,000(d)                    50,775
Metromedia Fiber Network
   Sr Nts Series B
      11-15-08                                                       10.00                  150,000                      143,250
Photronics
   Cv Sub Nts
      06-01-04                                                        6.00                   30,000                       37,538
SCI Systems
      03-15-07                                                        3.00                   60,000                       68,925
Thomas & Betts
      01-15-06                                                        6.50                  400,000                      375,379
Vitesse Semiconductor
   Cv
      03-15-05                                                        4.00                   65,000(d)                    56,469
Total                                                                                                                    844,861

Energy (1.6%)
Clark Oil & Refining
   Sr Nts
      09-15-04                                                        9.50                  100,000                       81,500
Devon Energy
   Cv Deb
      08-15-08                                                        4.90                   60,000                       57,825
Honam Oil Refinery
   (U.S. Dollar)
      10-15-05                                                        7.13                  250,000(c,d)                 230,739
Kerr-McGee
      10-15-05                                                        8.13                  500,000                      502,682
Lodestar Holdings
   Company Guaranty
      05-15-05                                                       11.50                  250,000                       50,000
Roil
   (U.S. Dollar)
      12-05-02                                                       12.78                  157,500(c,d)                 141,750
USX
      03-01-08                                                        6.85                  500,000                      456,643
Total                                                                                                                  1,521,139

Energy equipment & services (0.2%)
Pioneer Natural Resource
      01-15-08                                                        6.50                  250,000                      208,441

Financial services (4.5%)
American General Finance
   Sr Nts
      11-01-03                                                        5.75                  500,000                      471,487
Arcadia Financial
   Sr Nts
      03-15-07                                                       11.50                  280,000                      309,543
Barclays North America Capital
      05-15-21                                                        9.75                  300,000                      319,481
Capital One Financial
      08-01-08                                                        7.13                  500,000                      448,105
Duke Capital
   Sr Nts
      10-01-09                                                        7.50                  500,000                      481,825
GMAC
      11-10-03                                                        5.75                  500,000                      473,180
Indah Kiat Finance Mauritius
   (U.S. Dollar) Company Guaranty
      07-01-07                                                       10.00                   50,000(c)                    33,000
LaBranche
      03-01-07                                                       12.00                  250,000(d)                   246,250
Providian Master Trust
   Series 1997-4 Cl A
      06-15-07                                                        6.25                  500,000                      487,826
Providian Natl Bank
   Sr Nts
      03-15-03                                                        6.70                  500,000                      478,407
Wilmington Trust
      05-01-08                                                        6.63                  500,000                      448,863
Total                                                                                                                  4,197,967

Furniture & appliances (0.1%)
Interface
   Sr Sub Nts Series B
      11-15-05                                                        9.50                  100,000                       88,000

Health care (0.8%)
Alaris Medical Systems
   Company Guaranty
      12-01-06                                                        9.75                  150,000                      120,000
Inhale Therapeutic Systems
   Cv Sub Nts
      02-08-07                                                        5.00                   60,000(d)                    55,050
Roche Holdings
   Zero Coupon Cv
      01-19-15                                                        1.47                  120,000(d,f)                  90,450
Watson Pharmaceuticals
   Sr Nts
      05-15-08                                                        7.13                  500,000                      448,480
Total 713,980

Health care services (0.6%)
Columbia/HCA Healthcare
      06-15-05                                                        6.91                  100,000                       90,315
Magellan Health Services
   Sr Sub Nts
      02-15-08                                                        9.00                  125,000                       83,125
Paracelsus Healthcare
   Sr Sub Nts
      08-15-06                                                       10.00                  350,000                      105,000
Sunrise Assisted Living
   Cv Sub Nts
      06-15-02                                                        5.50                  125,000                      104,219
Tenet Healthcare
   Sr Sub Nts Series B
      12-01-08                                                        8.13                  200,000                      185,999
Total                                                                                                                    568,658

Industrial equipment & services (1.7%)
ARAMARK Services
   Company Guaranty
      12-01-06                                                        7.10                  500,000                      465,293
Ingersoll-Rand
   Sr Nts
      02-15-01                                                        6.26                  500,000                      495,761
Laidlaw
   (U.S. Dollar)
      05-15-06                                                        7.65                  500,000(c)                   185,000
Terex
   Company Guaranty Series D
      04-01-08                                                        8.88                  250,000                      221,875
Wesco Distribution
   Company Guaranty Series B
      06-01-08                                                        9.13                  250,000                      227,500
Total                                                                                                                  1,595,429

Insurance (1.5%)
American General Institute Capital
   Company Guaranty Series A
      12-01-45                                                        7.57                  250,000(d)                   218,023
Americo Life
   Sr Sub Nts
      06-01-05                                                        9.25                  100,000                       97,125
Florida Windstorm
   (MBIA Insured)
      02-25-19                                                        7.13                  500,000(d,g)                 460,916
SAFECO Capital
   Company Guaranty
      07-15-37                                                        8.07                  500,000                      416,075
Zurich Capital
   Company Guaranty
      06-01-37                                                        8.38                  250,000(d)                   235,680
Total                                                                                                                  1,427,819

Leisure time & entertainment (2.2%)
Argosy Gaming
   Company Guaranty
      06-01-09                                                       10.75                  250,000                      260,000
Coast Hotels & Casino
   Company Guaranty
      04-01-09                                                        9.50                  325,000                      303,469
Hammons (JQ) Hotels
   1st Mtge
      02-15-04                                                        8.88                  250,000                      218,750
Horseshoe Gaming Holdings
   Company Guaranty
      05-15-09                                                        8.63                  250,000                      233,750
Pinnacle Entertainment
   Company Guaranty Series B
      02-15-07                                                        9.25                  250,000                      250,000
Riviera Holdings
   Company Guaranty
      08-15-04                                                       10.00                  250,000                      225,000
Time Warner
      02-01-24                                                        7.57                  350,000                      326,701
Trump Holdings & Funding
   Sr Nts
      06-15-05                                                       15.50                  250,000                      151,250
United Artists Theatres
   Series 1995A
      07-01-15                                                        9.30                   92,234                       60,592
Total                                                                                                                  2,029,512

Media (4.3%)
Charter Communications Holdings/Charter Capital
   Sr Nts
      01-15-10                                                       10.25                  250,000(d)                   241,875
Comcast
   Sr Nts
      11-01-05                                                        8.38                  250,000                      250,938
   Sr Sub Deb
      10-15-06                                                        9.13                  500,000                      521,546
Comcast Cable Communications
      11-15-08                                                        6.20                  300,000                      262,894
Cox Enterprises
      06-15-09                                                        7.38                  500,000(d)                   466,330
CSC Holdings
   Sr Nts Series B
      07-15-09                                                        8.13                  400,000                      378,874
Lamar Media
   Company Guaranty
      12-01-06                                                        9.63                  275,000                      272,938
MDC Communications
   (U.S. Dollar) Sr Sub Nts
      12-01-06                                                       10.50                  100,000(c)                    94,000
Radio Unica
   Zero Coupon Company Guaranty
      08-01-02                                                       22.25                  250,000(e)                   155,625
Quebecor Printing Capital
   Company Guaranty
      01-15-07                                                        7.25                  500,000                      466,788
TCI Communications
      08-01-15                                                        8.75                  350,000                      372,175
Telemundo Holdings
   Zero Coupon Sr Disc Nts Series B
      08-15-03                                                       13.48                  250,000(e)                   161,250
Telewest Communications
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      04-15-04                                                        9.25                  125,000(c,d,e)                70,000
Time Warner Entertainment
   Sr Nts
      07-15-33                                                        8.38                  250,000                      252,595
Total                                                                                                                  3,967,828

Metals (0.6%)
Alcan Aluminum
   (U.S. Dollar)
      01-15-22                                                        8.88                  200,000(c)                   203,540
Imexsa Export Trust
   (U.S. Dollar)
      05-31-03                                                       10.13                  141,038(c,d)                 137,512
Ormet
   Company Guaranty
      08-15-08                                                       11.00                  200,000(d)                   187,000
Total                                                                                                                    528,052

Miscellaneous (3.7%)
Adams Outdoor Advertising
   Sr Nts
      03-15-06                                                       10.75                  100,000                      102,000
Bistro Trust
   Sub Nts
      12-31-02                                                        9.50                  250,000(d)                   233,600
Dura Operating
   Company Guaranty Series B
      05-01-09                                                        9.00                  250,000                      223,750
Falcon Products
   Company Guaranty Series B
      06-15-09                                                       11.38                  250,000                      233,750
Great Central Mines
   (U.S. Dollar) Sr Nts
      04-01-08                                                        8.88                  250,000(c)                   233,750
Guangdong Enterprises
   (U.S. Dollar) Sr Nts
      05-22-07                                                        8.88                  200,000(c,d)                  78,000
Hyder
   (U.S. Dollar)
      12-15-07                                                        6.88                  500,000(c,d)                 449,109
ISG Resources
      04-15-08                                                       10.00                  140,000                      121,100
Jorgensen (Earle M)
   Sr Nts
      04-01-05                                                        9.50                  275,000                      253,000
Network Associates
   Zero Coupon Cv Sub Deb
      02-13-18                                                        8.70                  300,000(f)                   105,750
NSM Steel
   Company Guaranty
      02-01-06                                                       12.00                  129,935(b,d)                   5,197
Omega Cabinets
   Sr Sub Nts
      06-15-07                                                       10.50                  225,000                      218,250
Oshkosh Truck
   Company Guaranty
      03-01-08                                                        8.75                  250,000                     $236,250
Outsourcing Solutions
   Sr Sub Nts Series B
      11-01-06                                                       11.00                  140,000                      123,375
Stellex Inds
   Sr Sub Nts Series B
      11-01-07                                                        9.50                  250,000                      137,500
Teleglobe
   (U.S. Dollar) Company Guaranty
      07-20-29                                                        7.70                  500,000(c)                   482,620
Total                                                                                                                  3,237,001

Multi-industry conglomerates (1.8%)
CBS
      06-01-01                                                        8.88                  250,000                      253,132
Goodrich (BF)
   Company Guaranty
      04-15-08                                                        7.50                  500,000                      480,000
Hutchison Whampoa Finance
   (U.S. Dollar) Company Guaranty Series A
      08-01-07                                                        6.95                  250,000(c,d)                 236,257
Jordan Inds
   Sr Nts Series D
      08-01-07                                                       10.38                  175,000                      162,750
Iron Mountain
   Sr Sub Nts
      07-15-06                                                       11.13                  125,000                      127,500
Prime Succession
   Sr Sub Nts
      08-15-04                                                       10.75                   65,000(b)                    13,000
USI American Holdings
   Sr Nts Series B
      12-01-06                                                        7.25                  425,000                      399,106
Total                                                                                                                  1,671,745

Paper & packaging (2.2%)
Ball
   Company Guaranty
      08-01-08                                                        8.25                  250,000                      236,875
Chesapeake
      05-01-03                                                        9.88                  100,000                      101,246
Gaylord Container
   Sr Nts
      06-15-07                                                        9.75                  150,000                      134,625
Intl Paper
      11-15-12                                                        5.13                   85,000                       63,208
Owens-Illinois
   Sr Nts
      05-15-07                                                        8.10                  250,000                      232,991
      05-15-08                                                        7.35                  250,000                      221,677
Packaging Corp of America
   Company Guaranty
      04-01-09                                                        9.63                  500,000                      503,749
Quno Corp
   (U.S. Dollar) Sr Nts
      05-15-05                                                        9.13                  250,000(c)                   251,563
Silgan Holdings
      06-01-09                                                        9.00                  100,000                       94,500
Total                                                                                                                  1,840,434

Restaurants & lodging (0.5%)
MGM Grand
      02-06-08                                                        6.88                  500,000                      444,546

Retail (1.5%)
Flooring America
   Company Guaranty
      10-15-07                                                        9.25                  185,000                      147,306
Kroger
   Company Guaranty
      03-01-08                                                        7.45                  250,000                      234,669
   Sr Nts
      07-15-06                                                        8.15                  500,000                      506,915
Safeway
      11-15-01                                                        5.88                  500,000                      486,252
Total                                                                                                                  1,375,142

Textiles & apparel (0.7%)
Anvil Knitwear
   Sr Nts Series B
      03-15-20                                                       10.88                  200,000                      174,000
Galey & Lord
   Company Guaranty
      03-01-08                                                        9.13                  100,000                       46,000
Tommy Hilfiger USA
   Company Guaranty
      06-01-03                                                        6.50                  500,000                      400,000
Total                                                                                                                    622,900

Transportation (1.2%)
Enterprise Rent-A-Car USA Finance
      02-15-08                                                        6.80                  200,000(d)                   179,248
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
      06-15-04                                                        9.25                  100,000(c)                    32,000
Hermes Europe RailTel
   (U.S. Dollar) Sr Nts
      01-15-09                                                       10.38                  200,000(c)                   173,000
Ryder System
   Series N
      05-15-01                                                        9.25                  150,000                      151,816
Union Pacific
      02-01-08                                                        6.63                  500,000                      464,328
Zhuhai Highway
   (U.S. Dollar) Sub Nts
      07-01-08                                                       11.50                  250,000(c,d)                  76,875
Total                                                                                                                  1,077,267

Utilities -- electric (2.4%)
California Infrastructure-
   Pacific Gas & Electric
      06-25-02                                                        6.15                   58,612                       58,606
Cleveland Electric Illuminating
   1st Mtge Series B
      05-15-05                                                        9.50                  250,000                      254,657
CMS Energy
   Sr Nts
      05-15-02                                                        8.13                  200,000                      196,406
   Sr Nts Series B
      11-15-00                                                        7.38                  300,000                      298,475
Connecticut Light & Power
   1st Mtge Series C
      06-01-02                                                        7.75                  250,000                      248,472
Edison Mission Energy
   Sr Nts
      06-15-09                                                        7.73                  500,000(d)                   479,576
El Paso Electric
   1st Mtge Series D
      02-01-06                                                        8.90                  100,000                      102,625
Midland Funding
   Series A
      07-23-05                                                       11.75                  100,000                      105,046
Reliant Energy
      06-01-01                                                        9.38                  150,000                      152,968
Sithe Independence Funding
   Series A
      12-30-13                                                        9.00                  100,000                      101,739
Western Massachusetts Electric
   1st Mtge Series B
      07-01-01                                                        7.38                  250,000                      249,185
Total                                                                                                                  2,247,755

Utilities -- gas (1.1%)
Columbia Energy Group
   Series E
      11-28-10                                                        7.32                  500,000                      475,131
El Paso Energy
   Sr Nts
      05-16-09                                                        6.75                  200,000                      182,689
   Sr Nts Series B
      07-15-01                                                        6.63                  300,000                      295,776
Southwest Gas
   Series F
      06-15-02                                                        9.75                  100,000                      103,623
Total                                                                                                                  1,057,219

Utilities -- telephone (8.0%)
Allegiance Telecom
   Zero Coupon Sr Disc Nts Series B
      02-15-03                                                       12.39                  250,000(e)                   176,250
AT&T Canada
   (U.S. Dollar) Sr Nts
      11-01-08                                                       10.63                  200,000(c)                   225,250
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      06-15-03                                                        9.95                  300,000(c,e)                 236,625
BellSouth Capital Funding
      02-15-10                                                        7.75                  500,000                      500,620
Cable & Wireless Communications
   (U.S. Dollar)
      03-06-03                                                        6.38                  500,000(c)                   491,009
Call-Net Enterprises
   (U.S. Dollar) Sr Nts
      08-15-08                                                        8.00                  175,000(c)                   113,750
Covad Comm Group
   Sr Nts
      02-15-10                                                       12.00                  100,000(d)                    94,000
France Telecom
   (European Monetary Unit) Cv
      11-29-04                                                        4.13                   80,000(c)                    78,364
Global Crossing Holdings
   (U.S. Dollar) Sr Nts
      11-15-09                                                        9.50                  250,000(c,d)                 243,750
GTE Florida
      02-01-28                                                        6.86                  500,000                      438,745
Level 3 Communications
      03-15-10                                                        6.00                   60,000                       53,775
McLeod USA
   Sr Nts
      02-15-09                                                        8.13                  250,000                      225,625
Nextel Communications
      11-15-09                                                        9.38                  250,000                      238,750
   Cv Sr Nts
      01-15-10                                                        5.25                   50,000(d)                    48,750
Nextlink Communications
   Sr Nts
      11-15-08                                                       10.75                  250,000                      245,000
Primus Telecomm Group
      02-15-07                                                        5.75                  100,000(d)                    85,125
   Sr Nts
      08-01-04                                                       11.75                  200,000                      192,000
PSINet
   Sr Nts
      12-01-06                                                       10.50                   50,000(d)                    43,875
Qwest Communications Intl
   Sr Nts Series B
      11-01-08                                                        7.50                  500,000                      479,761
RSL Communications
   (U.S. Dollar) Company Guaranty
      11-15-06                                                       12.25                  250,000(c)                   247,500
Sprint Capital
   Company Guaranty
      11-15-08                                                        6.13                  500,000                      445,160
U S WEST Capital Funding
   Company Guaranty
      08-15-01                                                        6.88                  500,000                      496,045
      07-15-28                                                        6.88                  500,000                      428,466
United Pan-Europe Communications
   (U.S. Dollar) Sr Nts
      02-01-10                                                       11.25                  125,000(c,d)                 116,250
      02-01-10                                                       11.50                   75,000(c,d)                  69,000
Verio
   Sr Nts
      11-15-09                                                       10.63                  250,000(d)                   238,750
Vodafone AirTouch
   (U.S. Dollar)
      02-15-10                                                        7.75                  500,000(c,d)                 490,640
   Company Guaranty
      05-01-08                                                        6.65                  500,000                      461,521
Voicestream Wireless
   Sr Nts
      09-15-09                                                       11.50                  165,000(d)                   177,375
Total                                                                                                                  7,381,731

Total bonds
(Cost: $91,770,398)                                                                                                  $86,620,894


Common stocks (0.1%)
Issuer                                                                                      Shares                    Value(a)

Globix                                                                                     3,520(b)                   $79,201
Intermedia Communications                                                                    485(b)                    19,744
PhoneTel Technologies                                                                      9,500(b)                     6,828

Total common stocks
(Cost: $142,579)                                                                                                     $105,773


Preferred stocks & other (1.4%)

Issuer                                                                                         Shares                   Value(a)

APP China Group
   14.00% Cv                                                                                    200(c,d)                $160,000
Coastal
   6.63% Cv PRIDES                                                                            2,800(j)                    82,950
Cox Communications
   7.00% Cm Cv PRIDES                                                                           900(j)                    51,975
CVS
   6.00% Cv ACES                                                                                950(i)                    74,100
Enron
   7.00% Cv                                                                                   1,600                       37,600
Georgia-Pacific Group
   7.50% Cv                                                                                   1,200                       48,600
Global Crossing
   6.38% Cv                                                                                     550(d)                    48,675
Global TeleSystems Group
   7.25% Cm Cv                                                                                1,300                       37,700
Ingersoll-Rand
   6.75% Cv PRIDES                                                                            2,450(j)                    56,350
Intermedia Communications
   7.00% Cm Cv Series F                                                                       3,500                       98,437
Kerr-McGee
   5.50% Cv                                                                                     900                       39,600
KMC Telecom Holdings
   Warrants                                                                                     700                        2,100
Lincoln Natl
   7.75% Cm Cv                                                                                2,450                       51,144
Metlife Capital
   8.00% Cv                                                                                   1,300                       73,206
Primus Telecommunications
   Warrants                                                                                     200                       12,600
Sovereign Bancorp
   7.50% Cv                                                                                   1,300                       61,019
Suiza Capital
   5.50% Cv                                                                                   1,800(d)                    59,625
Wendys Financing
   5.00% Cm Cv Series A                                                                       1,670                       85,032
XM Satellite Radio
   14.00%                                                                                       200                      180,000

Total preferred stocks & other
(Cost: $1,293,295)                                                                                                    $1,260,713

Short-term securities (8.0%)

Issuer                                                          Annualized                  Amount                      Value(a)
                                                               yield on date              payable at
                                                                of purchase                maturity

U.S. government agencies (6.8%)
Federal Home Loan Bank Disc Nts
      05-12-00                                                        5.89%              $1,600,000                   $1,596,344
      05-19-00                                                        5.89                  700,000                      697,524
      05-31-00                                                        5.91                  500,000                      497,305
      05-31-00                                                        5.94                  700,000                      696,009
      06-21-00                                                        6.04                  800,000                      792,475
Federal Home Loan Mtge Corp Disc Nt
      05-23-00                                                        5.99                  300,000                      298,756
Federal Natl Mtge Assn Disc Nts
      05-16-00                                                        5.90                  500,000                      498,529
      06-08-00                                                        6.01                  700,000                      695,017
      06-20-00                                                        6.01                  500,000                      495,613
Total                                                                                                                  6,267,572

Commercial paper (1.2%)
Sysco
      05-01-00                                                        6.04                1,100,000(h)                 1,099,446

Total short-term securities
(Cost: $7,369,083)                                                                                                    $7,367,018

Total investments in securities
(Cost: $100,575,355)(m)                                                                                              $95,354,398


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 2000, the value of foreign securities represented 9.97% of net assets.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) The following abbreviation is used in portfolio descriptions to identify the insurer of the issue:
MBIA   --    Municipal Bond Investors Assurance

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(i) ACES (Automatically Convertible Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. ACES pay dividends, have voting rights, are noncallable for at least three years and upon maturity, convert into shares of common stock.

(j) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.

(k) At April 30, 2000, the cost of securities purchased, including interest purchased, on a when-issued basis was $3,021,521.

(l) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2000.

(m) At April 30, 2000, the cost of securities for federal income tax purposes was approximately $100,560,056 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                   $461,295
Unrealized depreciation                                 (5,666,953)
                                                        ----------
Net unrealized depreciation                            $(5,205,658)


Investments in Securities


IDS Life Series Fund, Inc.
International Equity Portfolio
April 30, 2000

(Percentages represent value of investments compared to net assets)

 Common stocks (86.3%)(c)
Issuer                                                                                      Shares                      Value(a)

 Australia (1.5%)

Media (0.6%)
News                                                                                        186,127                   $2,363,549

Metals (0.9%)
Broken Hill Proprietary                                                                     224,000                    2,412,041
WMC                                                                                         265,000                    1,100,250
Total                                                                                                                  3,512,291


 Brazil (1.2%)


Banks and savings & loans (0.5%)
Uniao de Bancos Brasileiros GDR                                                              73,371                    1,829,689

Utilities -- telephone (0.7%)
Embratel Participacoes ADR                                                                  115,446                    2,597,535

 Canada (2.8%)

Communications equipment & services (1.6%)
Nortel Networks                                                                              56,200                    6,364,650

Energy (0.5%)
Petro-Canada                                                                                116,200                    1,957,986

Multi-industry conglomerates (0.7%)
Bombardier Cl B                                                                              91,800                    2,467,509

 Finland (5.1%)

Communications equipment & services
Nokia                                                                                       212,600                   12,195,631
Sonera                                                                                                                   127,731
7,025,275
Total                                                                                                                 19,220,906

 France (6.1%)

Banks and savings & loans (1.0%)
Banque Natl de Paris                                                                         46,854                    3,786,693

Computers & office equipment (2.2%)
Cap Gemini                                                                                   43,647                    8,570,769

Energy (2.2%)
Total Petroleum Cl B                                                                         53,871                    8,173,782

Industrial equipment & services (0.7%)
Castorama Dubois                                                                             12,555                    2,739,300

 Germany (3.4%)

Banks and savings & loans (1.3%)
Deutsche Bank                                                                                72,531                    4,872,813

Computers & office equipment (1.4%)
SAP                                                                                           9,332                    5,488,968

Miscellaneous (0.7%)
Epcos                                                                                        18,476(b)                 2,600,103

 Hong Kong (1.8%)

Communications equipment & services (0.8%)
China Telecom                                                                               440,000(b)                 3,177,477

Multi-industry conglomerates (1.0%)
Hutchison Whampoa                                                                           246,000                    3,584,578

 Italy (3.1%)

Banks and savings & loans (1.5%)
Instituto Bancario San Paolo di Torino                                                      395,173                    5,532,478

Utilities -- telephone (1.6%)
Telecom Italia Mobile                                                                       632,091                    6,033,656

 Japan (24.8%)

Automotive & related (0.9%)
Toyota Motor                                                                                 70,000                    3,480,717

Chemicals (0.8%)
Asahi Chemical Inds                                                                         523,000                    3,012,232

Computers & office equipment (3.9%)
Canon                                                                                       110,000                    5,031,714
Fujitsu                                                                                     207,000                    5,865,272
Hitachi Software Engineering                                                                 35,000                    3,581,184
Total                                                                                                                 14,478,170

Electronics (5.1%)
Alps Electric ADR                                                                           116,000                    1,476,920
Hitachi                                                                                     284,000                    3,392,379
Kyocera                                                                                      20,000                    3,346,451
Matsushita Communication Industrial                                                          21,000                    3,294,041
Nintendo                                                                                     23,000                    3,833,512
Rohm                                                                                         11,000                    3,687,208
Total                                                                                                                 19,030,511

Financial services (0.9%)
Nikko Securities                                                                            291,000                    3,435,576

Furniture & appliances (1.2%)
Matsushita Electric Industrial                                                              172,000                    4,555,026

Health care (0.2%)
Sankyo                                                                                       35,000                      771,332

Industrial equipment & services (1.2%)
Amada                                                                                       480,000                    4,373,536

Media (1.8%)
Sony                                                                                         60,000                    6,894,763

Metals (0.7%)
Nippon Steel                                                                              1,238,000                    2,785,629

Multi-industry conglomerates (0.8%)
Secom                                                                                        35,000                    2,936,247

Retail (0.9%)
FamilyMart                                                                                   97,000                    3,556,831

Textiles & apparel (0.7%)
Asahi Glass                                                                                 323,000                    2,835,353

Utilities -- telephone (5.7%)
Nippon Telegraph & Telephone                                                                    713                    8,846,892
Nippon Television Network                                                                     5,830                    4,356,507
NTT Data                                                                                        237                    3,160,146
NTT Mobile Communication Network                                                                150                    5,014,121
Total                                                                                                                 21,377,666

 Mexico (0.9%)

Beverages & tobacco (0.5%)
Fomento Economico Mexicano ADR                                                               44,600                    1,839,750

Utilities -- telephone (0.4%)
Telefonos de Mexico ADR Cl L                                                                 28,499                    1,676,097

Netherlands (3.2%)

Insurance (1.8%)
Fortis                                                                                      281,825(d)                 7,086,689

Miscellaneous (1.4%)
United Pan-Europe Communications                                                            141,738(b)                 5,158,026

 Singapore (0.8%)

Banks and savings & loans
Overseas Union Bank                                                                         696,576                    3,183,881

 South Korea (1.8%)

Electronics (0.6%)
Samsung Electronics                                                                           9,000                    2,432,980

Metals (0.4%)
Pohang Iron & Steel ADR                                                                      71,421                    1,499,841

Utilities -- telephone (0.8%)
Korea Telecom ADR                                                                            82,147                    2,834,072

 Spain (2.0%)

Building materials & construction (0.5%)
Fomento de Construcciones y Contractas                                                       93,710                    1,921,074

Energy (1.5%)
Repsol-YPF                                                                                  275,541                    5,636,122

 Sweden (4.4%)

Communications equipment & services
Ericsson (LM) Cl B                                                                          185,835                   16,522,813

 Turkey (1.1%)

Banks and savings & loans
Garanti Banking                                                                         136,051,902(b)                 2,291,860
Yapi Kredit Finance                                                                      63,962,000                    2,039,871
Total                                                                                                                  4,331,731

 United Kingdom (22.4%)

Aerospace & defense (0.8%)
British Aerospace                                                                           471,911                    2,894,416

Communications equipment & services (2.1%)
Marconi                                                                                     623,153                    7,775,043

Health care (5.9%)
Glaxo Wellcome ADR                                                                          521,325                   16,076,727
SmithKline Beecham                                                                          499,510                    6,831,099
Total                                                                                                                 22,907,826

Insurance (1.6%)
Prudential                                                                                  383,030                    5,879,147

Leisure time & entertainment (2.1%)
EMI Group ADR                                                                               828,647                    7,933,216

Retail (2.7%)
Next                                                                                        259,157                    2,027,233
Tesco                                                                                     2,360,475                    8,047,262
Total                                                                                                                 10,074,495

Utilities -- gas (2.1%)
BG Group                                                                                  1,333,115                    7,948,239

Utilities -- telephone (5.1%)
COLT Telecom Group                                                                          184,864(b)                 7,853,450
Vodafone AirTouch                                                                         2,530,406                   11,600,591
Total                                                                                                                 19,454,041

Total common stocks
(Cost: $292,254,071)                                                                                                $327,387,820

Short-term securities (13.9%)
Issuer                                                          Annualized                  Amount                      Value(a)
                                                               yield on date              payable at
                                                                of purchase                maturity

U.S. government agencies (11.3%)
Federal Home Loan Bank Disc Nts
      05-02-00                                                        5.83%              $1,400,000                   $1,399,093
      05-03-00                                                        5.89                  500,000                      499,591
      05-12-00                                                        5.81                3,200,000                    3,192,545
      05-19-00                                                        5.89                  800,000                      797,171
      06-30-00                                                        6.17                7,800,000                    7,716,734
Federal Home Loan Mtge Corp Disc Nts
      05-02-00                                                        5.83                  300,000                      299,806
      05-16-00                                                        5.94                  700,000                      697,928
      06-22-00                                                        6.07                  900,000                      891,238
      07-06-00                                                        6.13                7,500,000                    7,410,013
      07-06-00                                                        6.15               14,100,000                   13,930,823
Federal Natl Mtge Assn Disc Nts
      05-04-00                                                        5.83                  600,000                      599,418
      05-25-00                                                        5.87                  700,000                      696,729
      06-27-00                                                        6.06                5,000,000                    4,947,917
Total                                                                                                                 43,079,006

Commercial paper (2.6%)
Alcoa
      06-06-00                                                        6.06                  600,000                      596,087
Bayer
      06-20-00                                                        6.10                  600,000(e)                   594,550
Ciesco LP
      06-19-00                                                        6.21                1,200,000                    1,189,340
Corporate Receivables
      07-17-00                                                        6.34                1,600,000(e)                 1,577,742
Fleet Funding
      05-31-00                                                        6.06                  800,000(e)                   795,439
GMAC
      06-28-00                                                        6.15                1,100,000                    1,088,332
Intl Lease Finance
      06-19-00                                                        6.10                  900,000                      891,979
Motorola
      06-12-00                                                        6.13                2,100,000                    2,084,040
Procter & Gamble
      05-01-00                                                        5.85                1,000,000                      999,513
Total                                                                                                                  9,817,022

Total short-term securities
(Cost: $52,916,612)                                                                                                  $52,896,028

Total investments in securities
(Cost: $345,170,683)(f)                                                                                             $380,283,848

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At April 30, 2000,  the cost of securities  for federal  income tax purposes
was   $345,658,178   and  the  aggregate  gross   unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation              $58,237,058
Unrealized depreciation              (23,611,388)
                                     -----------
Net unrealized appreciation          $34,625,670



Investments in Securities

IDS Life Series Fund, Inc.
Managed Portfolio
April 30, 2000

(Percentages represent value of investments compared to net assets)

Common stocks (73.8%)
Issuer                                                                                      Shares                      Value(a)

Banks and savings & loans (0.8%)
Wells Fargo                                                                                 160,000                   $6,570,000
Wilshire Financial Services Group                                                            77,199(b)                    86,849
Total                                                                                                                  6,656,849

Communications equipment & services (8.3%)
American Tower Cl A                                                                         200,000(b)                 9,300,000
Clearnet Communications CL A                                                                    990(b,c)                  42,446
Finisar                                                                                                                   90,000(b)
3,358,125
Lucent Technologies                                                                         220,000                   13,681,250
Nokia ADR Cl A                                                                              200,000(c)                11,375,000
Nortel Networks                                                                             175,000                   19,818,750
PhoneTel Technologies                                                                        76,000(b)                    54,625
Sycamore Networks                                                                            15,000(b)                 1,177,500
Tellabs                                                                                                                  140,000(b)
7,673,750
Williams Communications Group                                                                60,000(b)                 2,220,000
Total                                                                                                                 68,701,446

Computer software & services (2.6%)
Microsoft                                                                                   300,000(b)                20,925,000
WebMethods                                                                                   10,000(b)                   900,000
Total                                                                                                                 21,825,000

Computers & office equipment (19.9%)
America Online                                                                              300,000(b)                17,943,750
BEA Systems                                                                                  60,000(b)                 2,895,000
Cisco Systems                                                                               540,000(b)                37,437,187
Dell Computer                                                                               160,000(b)                 8,020,000
EMC                                                                                          70,000(b)                 9,725,625
Exodus Communications                                                                        20,000(b)                 1,768,750
Globix                                                                                                                    10,560(b)
237,600
Inktomi                                                                                      80,000(b)                12,315,000
Intl Business Machines                                                                       60,000                    6,697,500
Lexmark Intl Group Cl A                                                                     110,000(b)                12,980,000
Portal Software                                                                              40,000(b)                 1,835,000
Sanmina                                                                                     300,000(b)                18,018,750
Solectron                                                                                   500,000(b)                23,406,250
Veritas Software                                                                             60,000(b)                 6,435,938
Yahoo!                                                                                                                    30,000(b)
3,907,500
Total                                                                                                                163,623,850

Electronics (16.6%)
Agilent Technologies                                                                         10,000(b)                  $886,250
Applied Materials                                                                           100,000(b)                10,181,250
Avanex                                                                                                                    13,100(b)
1,596,563
Corning                                                                                     170,000                   33,575,000
Intel                                                                                       190,000                   24,094,375
Jabil Circuit                                                                               480,000(b)                19,650,000
JDS Uniphase                                                                                240,000(b)                24,900,000
Maxim Integrated Products                                                                   240,000(b)                15,555,000
Texas Instruments                                                                            40,000                    6,515,000
Total                                                                                                                136,953,438

Financial services (2.8%)
Citigroup                                                                                   240,000                   14,265,000
Schwab (Charles)                                                                            200,000                    8,900,000
Total                                                                                                                 23,165,000

Health care (6.6%)
Amgen                                                                                        40,000(b)                 2,240,000
Bristol-Myers Squibb                                                                        100,000                    5,243,750
Genentech                                                                                    20,000(b)                 2,340,000
Guidant                                                                                                               160,000(b)
9,180,000
Medtronic                                                                                   330,000                   17,139,375
Pfizer                                                                                                                   280,000
11,795,000
Schering-Plough                                                                             170,000                    6,853,125
Total                                                                                                                 54,791,250

Insurance (1.3%)
American Intl Group                                                                         100,000                   10,968,750

Leisure time & entertainment (1.1%)
Harley-Davidson                                                                             220,000                    8,758,750

Media (1.1%)
Comcast Special Cl A                                                                        230,000(b)                 9,214,375

Miscellaneous (0.2%)
Akamai Technologies                                                                          10,000(b)                   988,750
InterTrust Technologies                                                                      40,000(b)                   920,000
Total                                                                                                                  1,908,750

Multi-industry conglomerates (5.3%)
General Electric                                                                            180,000                   28,305,000
Tyco Intl                                                                                   340,000(c)                15,618,750
Total                                                                                                                 43,923,750

Retail (3.3%)
Costco Wholesale                                                                            120,000(b)                 6,487,500
Lowe's Companies                                                                             70,000                    3,465,000
Safeway                                                                                     125,000(b)                 5,515,625
Wal-Mart Stores                                                                             220,000                   12,182,500
Total                                                                                                                 27,650,625

Utilities -- telephone (3.9%)
AT&T                                                                                        140,000                    6,536,250
Global Crossing                                                                              40,000(b,c)               1,260,000
Level 3 Communications                                                                       40,000(b)                 3,560,000
MCI WorldCom                                                                                460,000(b)                20,901,250
Total                                                                                                                 32,257,500

Total common stocks
(Cost: $356,172,215)                                                                                                $610,399,333

Preferred stock & other (0.1%)
Issuer                                                                                      Shares                      Value(a)

Bar Technologies
   Warrants                                                                                     500                         $313
Century Maintenance
   13.25% Pay-in-kind Series C                                                               12,091(e)                 1,064,008
Poland Telecom
   Warrants                                                                                     625                           78
Vialog
   Warrants                                                                                   1,075                       55,900

Total preferred stock & other
(Cost: $1,329,388)                                                                                                    $1,120,299


Bonds (22.9%)
Issuer                                                            Coupon                   Principal                    Value(a)
                                                                   rate                     amount

Government obligations (3.7%)
Govt Trust Certs Israel
      11-15-01                                                        9.25%                $103,865                     $105,862
U.S. Treasury
      11-15-05                                                        5.88               15,000,000                   14,548,952
      05-15-07                                                        6.63                5,500,000                    5,544,300
      05-15-08                                                        5.63                3,000,000                    2,853,752
      11-15-21                                                        8.00                4,000,000                    4,816,898
      08-15-27                                                        6.38                2,600,000                    2,657,689
Total                                                                                                                 30,527,453

Mortgage-backed securities (8.9%)
Federal Home Loan Mtge Corp
      03-01-13                                                        5.50                  807,783                      742,126
      03-01-15                                                        7.50                2,980,656                    2,966,423
      11-01-22                                                        8.00                  226,572                      227,564
      08-01-24                                                        8.00                  234,526                      235,185
      07-01-28                                                        6.00                2,280,127                    2,067,802
      06-01-29                                                        7.00                4,778,642                    4,575,389
Federal Natl Mtge Assn
      05-14-04                                                        5.63                5,000,000                    4,714,325
      08-15-04                                                        6.50                7,000,000                    6,801,039
      02-15-08                                                        5.75               15,000,000                   13,600,470
      01-01-09                                                        5.50                1,087,711                    1,017,097
      06-01-10                                                        6.50                  859,478                      832,761
      08-01-11                                                        8.50                  527,433                      538,304
      09-01-13                                                        6.00                  815,426                      764,402
      03-01-14                                                        5.50                4,609,841                    4,226,769
      04-01-22                                                        8.00                   78,057                       78,300
      04-01-23                                                        8.50                  114,264                      116,245
      05-01-24                                                        6.00                1,290,111                    1,187,302
      06-01-24                                                        9.00                   55,670                       57,349
      08-01-25                                                        7.50                  358,035                      351,548
      09-01-25                                                        6.50                  742,451                      697,674
      09-01-25                                                        7.00                  522,731                      502,637
      12-01-25                                                        7.00                1,301,238                    1,251,218
      02-01-26                                                        7.00                  530,415                      510,026
      04-01-26                                                        7.00                  676,208                      649,579
      05-01-26                                                        7.50                1,106,477                    1,086,428
      09-01-26                                                        7.50                  561,769                      551,410
      09-01-28                                                        6.00                2,021,372                    1,831,868
      09-01-28                                                        6.50                1,879,395                    1,755,762
      11-01-28                                                        6.00                5,612,196                    5,088,563
      12-01-28                                                        6.00                3,645,529                    3,300,334
      12-01-28                                                        6.50                1,889,143                    1,762,797
      01-01-29                                                        6.50                2,768,147                    2,583,013
      06-01-29                                                        7.00                2,104,372                    2,013,556
      05-01-30                                                        8.00                4,000,000(h)                 3,992,500
Merrill Lynch Mtge Investors
      06-15-21                                                        7.58                  162,760(i)                   152,028
Merrill Lynch Mtge Investors Cl D
   Series 1996-C2
      12-21-28                                                        6.96                  900,000                      825,705
Total                                                                                                                 73,655,498

Aerospace & defense (0.1%)
Northrop-Grumman
      03-01-16                                                        7.75                  500,000                      478,038

Airlines (0.1%)
Continental Airlines
   Series 1996A
      10-15-13                                                        6.94                  443,610                      414,389

Automotive & related (0.4%)
Ford Motor Credit
      10-28-09                                                        7.38                1,000,000                      966,920
Lear
   Company Guaranty Series B
      05-15-09                                                        8.11                1,500,000                    1,338,990
MSX Intl
   Company Guaranty
      01-15-08                                                       11.38                  855,000                      803,700
Total                                                                                                                  3,109,610

Union Planters Capital
   Company Guaranty
      12-15-26                                                        8.20                  400,000                      354,140
Wells Fargo
   Sr Medium-term Nts Series G
      09-15-02                                                        6.38                  800,000                      779,624
Total                                                                                                                  1,133,764

Building materials & construction (0.1%)
Foster Wheeler
      11-15-05                                                        6.75                  750,000                      628,719
Pulte
   Sr Nts
      12-15-03                                                        7.00                  500,000                      473,592
Total                                                                                                                  1,102,311

Chemicals (0.8%)
Allied Waste North America
   Company Guaranty Series B
      01-01-09                                                        7.88                  700,000                      500,500
Dow Chemical
      11-01-29                                                        7.38                1,500,000                    1,425,509
E.I. Du Pont De Nemours
      10-15-04                                                        6.75                1,400,000                    1,368,920
Lyondell Chemical
   Series A
      05-01-07                                                        9.63                1,250,000                    1,232,813
Rohm & Haas
      07-15-29                                                        7.85                1,000,000                      992,792
Waste Management
   Sr Nts
      07-15-28                                                        7.00                1,500,000                    1,090,289
Total                                                                                                                  6,610,823

Communications equipment & services (0.5%)
360Networks
   (U.S. Dollar) Sr Nts
      08-01-09                                                       12.00                1,000,000(c)                   925,000
NTL
   Zero Coupon Sr Nts Series B
      04-01-03                                                        9.10                1,515,000(f)                   963,919
Price Communications Wireless
   Company Guaranty Series B
      12-15-06                                                        9.13                1,000,000                      987,500
Vialog
   Company Guaranty
      11-15-01                                                       12.75                1,075,000                      870,750
Total                                                                                                                  3,747,169

Computers & office equipment (0.1%)
Cooperative Computing
   Sr Sub Nts
      02-01-08                                                        9.00                  500,000                      110,000
Globix
   Sr Nts
      02-01-10                                                       12.50                1,000,000(d)                   880,000
Total                                                                                                                    990,000

Electronics (0.1%)
Reliance Electric
      04-15-03                                                        6.80                  500,000                      492,667
Thomas & Betts
      01-15-06                                                        6.50                  400,000                      375,380
Total                                                                                                                    868,047

Energy (0.4%)
Energy Corp of America
   Sr Sub Nts Series A
      05-15-07                                                        9.50                1,250,000                      837,500
Lodestar Holdings
   Company Guaranty
      05-15-05                                                       11.50                  500,000                      100,000
Pioneer Natl Resources
   Sr Nts
      08-15-07                                                        8.25                  500,000                      456,566
Rayovac
   Sr Sub Nts Series B
      11-01-06                                                       10.25                  925,000                      952,750
USX
      03-01-08                                                        6.85                1,500,000                    1,369,929
Total                                                                                                                  3,716,745

Financial services (0.5%)
AOA Holdings LLC
   Sr Nts
      06-01-06                                                       10.38                1,500,000                    1,484,999
Arcadia Financial
   Sr Nts
      03-15-07                                                       11.50                  690,000                      762,803
Bat-CRAVE-800
      08-12-00                                                        6.68                  700,000(d)                   699,418
GenAmerica Capital
   Company Guaranty
      06-30-27                                                        8.52                  500,000(d)                   493,093
Travelers Group
   Sr Nts
      01-15-06                                                        6.75                  500,000                      475,032
Total                                                                                                                  3,915,345

Health care (0.2%)
Watson Pharmaceuticals
   Sr Nts
      05-15-08                                                        7.13                1,500,000                    1,345,440

Health care services (0.2%)
Paracelsus Healthcare
   Sr Sub Nts
      08-15-06                                                       10.00                1,000,000                      300,000
Physician Sales & Service
   Company Guaranty
      10-01-07                                                        8.50                  600,000                      544,500
Tenet Healthcare
   Sr Sub Nts Series B
      12-01-08                                                        8.13                1,000,000                      930,000
Total                                                                                                                  1,774,500

Industrial equipment & services (0.2%)
AMETEK
   Sr Nts
      07-15-08                                                        7.20                1,500,000                    1,333,785
Laidlaw
   (U.S. Dollar)
      05-01-05                                                        6.50                  500,000(c)                   185,000
Total                                                                                                                  1,518,785

Insurance (0.3%)
Americo Life
   Sr Sub Nts
      06-01-05                                                        9.25                  600,000                      582,750
New England Mutual
      02-15-24                                                        7.88                  250,000(d)                   245,090
Principal Mutual
      03-01-44                                                        8.00                  250,000(d)                   234,120
SAFECO Capital
   Company Guaranty
      07-15-37                                                        8.07                1,000,000                      832,150
SunAmerica
      08-30-05                                                        7.34                  700,000                      695,351
Total                                                                                                                  2,589,461

Leisure time & entertainment (0.3%)
AMC Entertainment
   Sr Sub Nts
      02-01-11                                                        9.50                1,250,000                      681,250
Regal Cinemas
   Sr Sub Nts
      12-15-10                                                        8.88                  350,000                      131,250
Time Warner
   Sr Nts
      01-15-28                                                        6.95                  500,000                      434,985
Trump Atlantic City Assn/Funding
   1st Mtge Company Guaranty
      05-01-06                                                       11.25                  700,000                      511,875
United Artists Theatres
   Series 1995A
      07-01-15                                                        9.30                  691,756                      454,442
Total                                                                                                                  2,213,802

Media (0.8%)
AMFM
   Zero Coupon Sr Disc Nts
      02-01-02                                                        7.49                1,000,000(f)                   885,000
Cox Communications
      06-15-25                                                        7.63                  500,000                      458,285
CSC Holdings
   Sr Nts
      07-15-08                                                        7.25                1,000,000                      905,241
   Sr Sub Nts
      11-01-05                                                        9.25                  500,000                      503,750
Paxson Communications
   Sr Sub Nts
      10-01-02                                                       11.63                1,000,000                    1,022,500
TCI Communications
      08-01-15                                                        8.75                1,000,000                    1,063,356
Telewest Communications
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      04-15-04                                                        8.80                1,400,000(c,f)                 784,000
Time Warner Entertainment
   Sr Nts
      07-15-33                                                        8.38                  500,000                      505,190
Turner Broadcasting
      07-01-13                                                        8.38                  250,000                      252,785
Total                                                                                                                  6,380,107

Metals (0.1%)
EnviroSource
   Sr Nts
      06-15-03                                                        9.75                  170,000                      110,500
   Sr Nts Series B
      06-15-03                                                        9.75                  400,000                      260,000
Great Lakes Acquisition
   Zero Coupon Series B
      05-15-03                                                       19.90                1,000,000(f)                   490,000
Total                                                                                                                    860,500

Miscellaneous (1.0%)
Bistro Trust
      12-31-02                                                        9.50                1,000,000(d)                   934,400
Centaur Mining & Exploration
   (U.S. Dollar) Company Guaranty
      12-01-07                                                       11.00                  500,000(c)                   460,625
DTE Burns Harbor LLC
   Sr Nts
      01-30-03                                                        6.57                  475,090(d)                   467,075
Equinix
      12-01-07                                                       13.00                1,000,000                    1,040,000
Great Central Mines
   (U.S. Dollar) Sr Nts
      04-01-08                                                        8.88                1,000,000(c)                   935,000
ISG Resources
      04-15-08                                                       10.00                  835,000                      722,275
Nationwide Credit
   Sr Nts Series A
      01-15-08                                                       10.25                1,000,000                      740,000
Norcal Waste Systems
   Company Guaranty Series B
      11-15-05                                                       13.50                  500,000                      522,500
NSM Steel
   Company Guaranty
      02-01-06                                                       12.00                  461,881(b,d)                  18,475
Outsourcing Solutions
   Sr Sub Nts Series B
      11-01-06                                                       11.00                1,000,000                      881,250
Poland Telecom Finance
   (U.S. Dollar) Company Guaranty Series B
      12-01-07                                                       14.00                  625,000(c)                   168,750
Teleglobe
   (U.S. Dollar) Company Guaranty
      07-20-29                                                        7.70                1,500,000(c)                 1,447,860
Total                                                                                                                  8,338,210

Multi-industry conglomerates (0.4%)
Goodrich (BF)
   Company Guaranty
      04-15-08                                                        7.50                1,000,000                      960,000
Prime Succession
   Sr Sub Nts
      08-15-04                                                       10.75                1,000,000(b)                   200,000
US Inds/USI America Holding
   Company Guaranty
      10-15-03                                                        7.13                1,500,000                    1,445,235
USI American Holdings
   Sr Nts Series B
      12-01-06                                                        7.25                  850,000                      798,213
Total                                                                                                                  3,403,448

Paper & packaging (0.5%)
Doman Inds
   (U.S. Dollar) Sr Nts Series B
      11-15-07                                                        9.25                1,350,000(c)                 1,123,875
Gaylord Container
   Sr Nts Series B
      06-15-07                                                        9.38                1,000,000                      875,000
Intl Paper
      11-15-12                                                        5.13                  250,000                      185,905
Owens-Illinois
   Sr Nts
      05-15-08                                                        7.35                1,500,000                    1,330,064
Repap New Brunswick
   (U.S. Dollar) Sr Nts
      06-01-04                                                        9.00                  600,000(c)                   586,500
Total                                                                                                                  4,101,344

Restaurants & lodging (0.1%)
MGM Grand
      02-06-08                                                        6.88                1,000,000                      889,092

Retail (0.3%)
Kroger
   Company Guaranty
      03-01-08                                                        7.45                1,000,000                      938,675
Wal-Mart Stores
   Sr Nts
      08-10-09                                                        6.88                1,500,000                    1,446,240
Total                                                                                                                  2,384,915

Textiles & apparel (0.1%)
Galey & Lord
   Company Guaranty
      03-01-08                                                        9.13                  750,000                      345,000
Westpoint Stevens
   Sr Nts
      06-15-08                                                        7.88                  750,000                      622,500
Total                                                                                                                    967,500

Transportation (--%)
American Architectural
   Company Guaranty
      12-01-07                                                       11.75                1,000,000                      247,500
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
      06-15-04                                                        9.25                  200,000(b,c)                  64,000
      06-15-07                                                        9.50                  170,000(b,c)                  51,000
Total                                                                                                                    362,500

Utilities -- electric (0.9%)
Alabama Power
   1st Mtge
      12-01-24                                                        9.00                  300,000                      308,108
California Infrastructure-
Pacific Gas & Electric Series 1997-1
      09-25-05                                                        6.32                1,000,000                      970,820
Cleveland Electric Illuminating
   1st Mtge Series B
      05-15-05                                                        9.50                1,000,000                    1,018,628
CMS Energy
   Sr Nts
      11-15-04                                                        7.63                  500,000                      460,067
Connecticut Light & Power
   1st Mtge Series C
      06-01-02                                                        7.75                1,000,000                      993,888
Edison Mission Energy
   Sr Nts
      06-15-09                                                        7.73                1,000,000(d)                   959,154
El Paso Electric
   1st Mtge Series D
      02-01-06                                                        8.90                  650,000                      667,063
Jersey Central Power & Light
   1st Mtge
      11-01-25                                                        6.75                1,000,000                      842,235
Salton Sea Funding
   Series C
      05-30-10                                                        7.84                  300,000                      290,367
Sithe Independence Funding
   Series A
      12-30-13                                                        9.00                  150,000                      152,608
TXU Electric Capital
   Company Guaranty
      01-30-37                                                        8.18                  750,000                      683,052
Total                                                                                                                  7,345,990

Utilities -- telephone (1.7%)
AT&T Canada
   (U.S. Dollar) Sr Nts
      11-01-08                                                       10.63                  400,000(c)                   450,500
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      06-15-03                                                        8.05                1,250,000(c,f)                 985,938
BellSouth Capital Funding
      02-15-10                                                        7.75                2,000,000                    2,002,480
Geotek Communications
   Cv Sr Sub Nts
      02-15-01                                                       12.00                  205,000(b)                       256
Intermedia Communications
   Zero Coupon Sr Disc Nts Series B
      07-15-02                                                        9.54                1,000,000(f)                   772,500
ITC Deltacom
   Sr Nts
      03-01-08                                                        8.88                1,150,000                    1,058,000
Level 3 Communications
      03-15-08                                                       11.00                1,000,000(d)                   967,500
McLeod USA
   Sr Nts
      02-15-09                                                        8.13                  500,000                      451,250
Mountain States Telephone & Telegraph
      06-01-05                                                        5.50                   80,000                       73,593
New England Telephone & Telegraph
      09-01-08                                                        6.38                   70,000                       63,288
Qwest Communications Intl
   Sr Nts Series B
      11-01-08                                                        7.50                1,000,000                      959,523
Rogers Cantel
   (U.S. Dollar)
      06-01-08                                                        9.38                  450,000(c)                   450,000
RSL Communications
   (U.S. Dollar) Company Guaranty
      11-15-06                                                       12.25                1,150,000(c)                 1,138,500
Sprint Capital
   Company Guaranty
      05-01-09                                                        6.38                1,500,000                    1,353,180
U S WEST Capital Funding
   Company Guaranty
      07-15-28                                                        6.88                1,000,000                      856,933
U S WEST Communications
      11-10-26                                                        7.20                  700,000                      613,920
United Pan-Europe Communications
   (U.S. Dollar) Sr Nts
      02-01-10                                                       11.25                  700,000(c,d)                 651,000
      02-01-10                                                       11.50                  425,000(c,d)                 391,000
Vodafone AirTouch
   Company Guaranty
      05-01-08                                                        6.65                1,000,000                      923,041
Total                                                                                                                 14,162,402

Total bonds
(Cost: $202,136,772)                                                                                                $188,907,188

Short-term securities (3.5%)
Issuer                                                          Annualized                  Amount                      Value(a)
                                                               yield on date              payable at
                                                                of purchase                maturity

U.S. government agencies (3.3%)
Federal Home Loan Bank Disc Nts
      05-03-00                                                        5.80%              $1,500,000                   $1,498,760
      05-12-00                                                        5.81                  800,000                      798,136
      05-12-00                                                        5.89                5,400,000                    5,387,662
      05-31-00                                                        5.91                1,100,000                    1,094,071
      06-09-00                                                        5.98                2,500,000                    2,482,675
      06-21-00                                                        6.04                2,200,000                    2,179,305
Federal Home Loan Mtge Corp Disc Nts
      05-12-00                                                        5.99                  400,000                      399,071
      05-23-00                                                        5.93                1,400,000                    1,394,254
      06-13-00                                                        6.07                8,400,000                    8,335,386
Federal Natl Mtge Assn Disc Nt
      06-27-00                                                        6.06                3,500,000                    3,463,542
Total                                                                                                                 27,032,862


Commercial paper (0.2%)
Gillette
      05-30-00                                                        6.08%                $500,000(g)                  $497,311
Goldman Sachs Group
      07-10-00                                                        6.41                  500,000                      493,582
SBC Communications
      05-18-00                                                        5.92                  900,000(g)                   896,920
Total                                                                                                                  1,887,813

Total short-term securities
(Cost: $28,928,113)                                                                                                  $28,920,675

Total investments in securities
(Cost: $588,566,488)(j)                                                                                             $829,347,495

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 2000, the value of foreign securities represented 4.73% of net assets.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(h) At April 30, 2000, the cost of securities purchased, including interest purchased, on a when-issued basis was $4,039,944.

(i) Interest rate varies either based on a predetermeined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2000.

(j) At April 30, 2000,  the cost of securities  for federal  income tax purposes
was   $588,777,382   and  the  aggregate  gross   unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation                                  $266,098,450
Unrealized depreciation                                   (25,528,337)
                                                          -----------
Net unrealized appreciation                              $240,570,113


Investments in Securities

IDS Life Series Fund, Inc.
Money Market Portfolio
April 30, 2000

(Percentages represent value of investments compared to net assets)

 U.S. government agency (10.8%)
Issuer                                                          Annualized                  Amount                      Value(a)
                                                               yield on date              payable at
                                                                of purchase                maturity

Federal Home Loan Bank Disc Nt
   05-02-00                                                           5.83%              $6,200,000                   $6,196,988

Total U.S. government agency
(Cost: $6,196,988)                                                                                                    $6,196,988

 Commercial paper (80.6%)

Automotive & related (2.4%)
Ford Motor Credit
   06-26-00                                                           6.10                1,400,000                    1,386,376

Banks and savings & loans (12.7%)
Abbey Natl North America
   06-12-00                                                           6.10                2,500,000                    2,481,513
ABN Amro North America Finance
   06-19-00                                                           6.12                1,900,000                    1,883,662
BBV Finance
   05-22-00                                                           6.05                  900,000                      896,533
Deutsche Bank Financial
   06-13-00                                                           6.10                1,500,000                    1,488,647
   06-30-00                                                           6.15                  500,000                      494,760
Total                                                                                                                  7,245,115

Broker dealers (11.1%)
Bear Stearns
   06-21-00                                                           6.12                1,900,000                    1,883,021
Merrill Lynch
   05-30-00                                                           5.96                1,500,000                    1,492,340
   06-26-00                                                           6.14                1,000,000                      990,204
Salomon Smith Barney
   06-01-00                                                           6.08                2,000,000                    1,988,909
Total                                                                                                                  6,354,474

Chemicals (4.3%)
Bayer
   06-20-00                                                           6.10                2,500,000(b)                 2,478,153

Commercial finance (1.0%)
Ciesco LP
   05-23-00                                                           6.05                  600,000                      597,588

Communications equipment & services (4.2%)
Motorola
   06-14-00                                                           6.10                2.400,000                    2,381,447

Financial services (22.9%)
AEGON Funding
   06-01-00                                                           5.95                  500,000                      497,287
CIT Group Holdings
   06-19-00                                                           6.11                1,800,000                    1,784,547
   06-27-00                                                           6.13                  900,000                      891,047
Corporate Receivables
   05-11-00                                                           5.98                  800,000(b)                   798,408
GMAC
   06-28-00                                                           6.14                1,900,000                    1,880,747
Household Finance
   06-05-00                                                           5.98                3,100,000                    3,081,074
Intl Lease Finance
   05-30-00                                                           6.05                2,900,000                    2,884,966
Variable Funding Capital
   05-08-00                                                           5.94                1,300,000(b)                 1,298,073
Total                                                                                                                 13,116,149

Household products (4.7%)
Clorox
   07-25-00                                                           6.35                2,700,000                    2,659,219

Insurance (4.7%)
American General
   07-18-00                                                           6.33                2,700,000                    2,662,560

Miscellaneous (3.5%)
Barton Capital
   06-07-00                                                           6.11                  600,000(b)                   596,055
USAA Capital
   05-24-00                                                           6.06                1,400,000                    1,394,137
Total                                                                                                                  1,990,192

Utilities -- electric (4.9%)
Natl Rural Utilities
   06-12-00                                                           6.15                2,800,000                    2,779,124

Utilities -- telephone (4.2%)
SBC Communications
   06-08-00                                                           6.07                2,400,000(b)                 2,383,920

Total commercial paper
(Cost: $46,034,317)                                                                                                  $46,034,317

Letters of credit (9.0%)
Issuer                                                          Annualized                  Amount                      Value(a)
                                                               yield on date              payable at
                                                                of purchase                maturity

Bank of America-
AES Shady Point
   06-21-00                                                           6.13%              $2,400,000(b)                $2,378,517
Bank of New York-
River Fuel Trail
   06-09-00                                                           6.22                2,800,000(b)                 2,780,293

Total letters of credit
(Cost: $5,158,810)                                                                                                    $5,158,810

Total investments in securities
(Cost: $57,390,115)(c)                                                                                               $57,390,115

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board

(c) Also represents the cost of securities for federal income tax purposes at April 30, 2000.

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)       Articles  of   Incorporation  as  amended  December  20,  1994,  filed
          electronically as Exhibit 1 with Post-Effective Amendment No. 18 to Registration Statement No. 2-97636 are incorporated by reference.

(b)       By-laws  filed   electronically  as  Exhibit  2  with   Post-Effective
          Amendment  No.  15  to   Registration   Statement   No.   2-97636  are
          incorporated by reference.

(c) Stock Certificate filed as Exhibit No. 3 to Registrant's Registration Statement No. 2-97636 is incorporated by reference.

(d)(1) Investment Management and Services Agreement between IDS Life Insurance Company and the Registrant dated December 17, 1985, filed electronically as Exhibit 5(a) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(2) Investment Advisory Agreement between IDS Life Insurance Company and IDS/American Express Inc., dated July 11, 1984, filed electronically as Exhibit 5(b) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(3) Addendum to Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation for IDS Life International Equity Portfolio, dated January 1, 1995, filed electronically as Exhibit 5(c) with Post Effective Amendment No. 20 to Registration Statement No. 2-97636 is incorporated by reference.

(e)       Underwriting Contracts: Not Applicable.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount equal to 15 percent of their annual salaries, the maximum amount permitted under Section 404 (a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between IDS Trust Company and Registrant dated January 1, 1986, filed electronically as Exhibit 8 with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(g)(2) Custody Agreement dated May 13, 1999 between American Express Trust Company and The Bank of New York filed electronically as Exhibit g(3) with IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745 filed on or about May 24, 1999 is incorporated by reference.

(h)       Other Material Contracts: None.

(i) Opinion and consent of counsel as to the legality of the securities being registered, dated Feb. 9, 1999, filed electronically as Exhibit
          (i) with Post-Effective Amendment No. 23 to Registration Statement No. 2-97636 is incorporated by reference.

(j)       Independent Auditors' Consent filed electronically herewith.

(k)       Omitted Financial Statements: None.

(l)       Initial Capital Agreements: None.

(m)      Rule 12b-1 Plan: None.

(n)      Financial Data Schedule: Not applicable.

(o) Power of Attorney dated April 20, 2000 is filed electronically herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

                  Not Applicable.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Adviser
         (IDS Life Insurance Company)

Directors and officers of IDS Life Insurance Company who are directors and/or officers of one or more other companies:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Timothy V. Bechtold,            American Centurion Life      IDS Tower 10                 Director and President
Executive Vice President        Assurance Company            Minneapolis, MN  55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Vice President
                                Corporation

                                IDS Life Insurance Company   P.O. Box 5144                Director and President
                                of New York                  Albany, NY  12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

David J. Berry,                                              IDS Tower 10
Vice President                                               Minneapolis, MN  55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Mark W. Carter,                 American Express Financial   IDS Tower 10                 Senior Vice President and
Executive Vice President        Advisors Inc.                Minneapolis, MN  55440       Chief Marketing Officer

                                American Express Financial                                Senior Vice President and
                                Corporation                                               Chief Marketing Officer
------------------------------- ---------------------------- ---------------------------- ----------------------------

Robert M. Elconin,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN  55440

                                American Express Financial                                Vice President
                                Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lorraine R. Hart,               AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Centurion Life                                   Vice President
                                Assurance Company

                                American Enterprise Life                                  Vice President
                                Insurance Company

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Vice President
                                Corporation

                                American Partners Life                                    Director and Vice
                                Insurance Company                                         President

                                IDS Certificate Company                                   Vice President

                                IDS Life Series Fund, Inc.                                Vice President

                                IDS Life Variable Annuity                                 Vice President
                                Funds A and B

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffrey S. Horton,              AMEX Assurance Company       IDS Tower 10                 Vice President, Treasurer
Vice President                                               Minneapolis, MN 55440        and Assistant Secretary

                                American Centurion Life                                   Vice President and
                                Assurance Company                                         Treasurer

                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life                                  Vice President and
                                Insurance Company                                         Treasurer

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Financial                                Vice President and
                                Corporation                                               Corporate Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Minnesota                                Vice President and
                                Foundation                                                Treasurer

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Partners Life                                    Vice President and
                                Insurance Company                                         Treasurer

                                IDS Cable Corporation                                     Director, Vice President
                                                                                          and Treasurer

                                IDS Cable II Corporation                                  Director, Vice President
                                                                                          and Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Certificate Company                                   Vice President and
                                                                                          Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Alabama Inc.                                              Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Massachusetts Inc.                                        Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                New Mexico Inc.                                           Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                North Carolina Inc.                                       Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Wyoming Inc.                                              Treasurer

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund Inc.                                 Vice President and
                                                                                          Treasurer

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Treasurer

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS Sales Support Inc.                                    Vice President and
                                                                                          Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corp.                                         Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                Public Employee Payment                                   Vice President and
                                Company                                                   Treasurer
------------------------------- ---------------------------- ---------------------------- ----------------------------

David R. Hubers,                AMEX Assurance Company       IDS Tower 10                 Director
Director                                                     Minneapolis, MN 55440

                                American Express Financial                                Chairman, President and
                                Advisors Inc.                                             Chief Executive Officer

                                American Express Financial                                Director, President and
                                Corporation                                               Chief Executive Officer

                                American Express Service                                  Director and President
                                Corporation

                                IDS Certificate Company                                   Director

                                IDS Plan Services of                                      Director and President
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

James M. Jensen,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Corporation

                                IDS Life Series Fund, Inc.                                Director
------------------------------- ---------------------------- ---------------------------- ----------------------------

Richard W. Kling,               AMEX Assurance Company       IDS Tower 10                 Director
Director and President                                       Minneapolis, MN 55440

                                American Centurion Life                                   Director and Chairman of
                                Assurance Company                                         the Board

                                American Enterprise Life                                  Director and Chairman of
                                Insurance Company                                         the Board

                                American Express                                          Director and President
                                Corporation

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Financial                                Director and Senior Vice
                                Corporation                                               President

                                American Express Insurance                                Director and President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President
                                Corporation

                                American Partners Life                                    Director and Chairman of
                                Insurance Company                                         the Board

                                IDS Certificate Company                                   Director and Chairman of
                                                                                          the Board

                                IDS Insurance Agency of                                   Director and President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and President
                                Wyoming Inc.

                                IDS Life Series Fund, Inc.                                Director and President

                                IDS Life Variable Annuity                                 Manager, Chairman of the
                                Funds A and B                                             Board and President

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

                                IDS Life Insurance Company   P.O. Box 5144                Director and Chairman of
                                of New York                  Albany, NY 12205             the Board
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paul F. Kolkman,                American Express Financial   IDS Tower 10                 Vice President
Director and Executive Vice     Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Financial                                Vice President
                                Corporation

                                IDS Life Series Fund, Inc.                                Vice President and Chief
                                                                                          Actuary

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paula R. Meyer,                 American Enterprise Life     IDS Tower 10                 Vice President
Director and Executive Vice     Insurance Company            Minneapolis, MN 55440
President

                                American Express                                          Director
                                Corporation

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and President
                                Insurance Company

                                IDS Certificate Company                                   Director and President

                                American Express Financial                                Vice President
                                Corporation

                                Investors Syndicate                                       Director, Chairman of the
                                Development Corporation                                   Board and President
------------------------------- ---------------------------- ---------------------------- ----------------------------

James A. Mitchell,              AMEX Assurance Company       IDS Tower 10                 Director
Director, Chairman of the                                    Minneapolis, MN 55440
Board and Chief Executive
Officer

                                American Enterprise                                       Director
                                Investment Services Inc.

                                American Express Financial                                Executive Vice President
                                Advisors Inc.

                                American Express Financial                                Director and Executive
                                Corporation                                               Vice President

                                American Express Service                                  Director and Senior Vice
                                Corporation                                               President

                                American Express Tax and                                  Director
                                Business Services Inc.

                                IDS Certificate Company                                   Director

                                IDS Plan Services of                                      Director
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Pamela J. Moret,                American Express Financial   IDS Tower 10                 Vice President
Executive Vice President        Advisors Inc.                Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Corporation

                                American Express Trust                                    Vice President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------

Barry J. Murphy,                American Express Client      IDS Tower 10                 Director and President
Director and Executive Vice     Service Corporation          Minneapolis, MN 55440
President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Financial                                Director and Senior Vice
                                Corporation                                               President
------------------------------- ---------------------------- ---------------------------- ----------------------------

James R. Palmer,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------

Stuart A. Sedlacek,             AMEX Assurance Company       IDS Tower 10                 Director
Director and Executive Vice                                  Minneapolis, MN 55440
President

                                American Enterprise Life                                  Executive Vice President
                                Insurance Company

                                American Express Financial                                Senior Vice President and
                                Advisors Inc.                                             Chief Financial Officer

                                American Express Financial                                Senior Vice President and
                                Corporation                                               Chief Financial Officer

                                American Express Trust                                    Director
                                Company

                                American Partners Life                                    Director and Vice President
                                Insurance Agency

                                IDS Certificate Company                                   Director and President

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

F. Dale Simmons,                AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Centurion Life                                   Vice President
                                Assurance Company

                                American Enterprise Life                                  Vice President
                                Insurance

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Vice President
                                Corporation

                                American Partners Life                                    Vice President
                                Insurance Company

                                IDS Certificate Company                                   Vice President

                                IDS Partnership Services                                  Director and Vice President
                                Corporation

                                IDS Real Estate Services                                  Director and Vice President
                                Inc.

                                IDS Realty Corporation                                    Director and Vice President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

William A. Stoltzmann,          American Enterprise Life     IDS Tower 10                 Director, Vice President,
Vice President, General         Insurance Company            Minneapolis, MN 55440        General Counsel and
Counsel and Secretary                                                                     Secretary

                                American Express                                          Director, Vice President
                                Corporation                                               and Secretary

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Assistant General Counsel

                                American Express Financial                                Vice President and
                                Corporation                                               Assistant General Counsel

                                American Partners Life                                    Director, Vice President,
                                Insurance Company                                         General Counsel and
                                                                                          Secretary

                                IDS Life Insurance Company                                Vice President, General
                                                                                          Counsel and Secretary

                                IDS Life Series Fund Inc.                                 General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Variable Annuity                                 General Counsel and
                                Funds A & B                                               Assistant Secretary
------------------------------- ---------------------------- ---------------------------- ----------------------------

Philip C. Wentzel,              American Centurion Life      IDS Tower 10                 Vice President and
Vice President and Controller   Assurance Company            Minneapolis, MN 55440        Controller, Risk Management

                                American Enterprise Life                                  Vice President and
                                Insurance Company                                         Controller

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Controller, Risk Management


Item 27. Principal Underwriters

         The Fund has no principal underwriter.

Item 28. Location of Accounts and Records

         American Express Financial Corporation
         200 AXP Financial Center
         Minneapolis, Minnesota

Item 29. Management Services

         Not applicable

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Life Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of June, 2000.


IDS LIFE SERIES FUND, INC.


By  /s/  Richard W. Kling*
         Richard W. Kling, President

By  /s/  Jeffrey S. Horton*
         Jeffrey S. Horton, Vice President and Treasurer

By /s/   Philip C. Wentzel*
         Philip C. Wentzel Controller

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of June, 2000.

Signature                                            Capacity

/s/      Timothy V. Bechtold*                        Director
         Timothy V. Bechtold

/s/      Rodney P. Burwell*                          Director
         Rodney P. Burwell

        _______________________                      Director
         Jean B. Keffeler

/s/      Richard W. Kling*                           Director and President
         Richard W. Kling

/s/      Thomas R. McBurney*                         Director
         Thomas R. McBurney


*Signed pursuant to Power of Attorney dated April 20, 2000, filed electronically herewith.


/s/  Mary Ellyn Minenko
     Mary Ellyn Minenko

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 26 TO REGISTRATION STATEMENT NO. 2-97636

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

Part C.

         Other Information.

The signatures.

         Exhibits.